PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

The current economic expansion extended into its fifth year in 1996. The economy grew by 3.4% during the year while the core rate of consumer price inflation increased 2.6%, its slowest growth since the mid 1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets and generated strong demand for U.S. equity securities in particular.

The U.S. stock market posted its second consecutive year of strong gains in 1996 with the S&P 500 Index rising 22.9%. Recognizing that deregulation and internationalization had generated fundamental changes in the U.S. economy, investors remained comfortable with the earnings outlook for U.S. based companies. Supported by a continuing revolution in technology, profit margins were bolstered by management tools such as just-in-time inventory, the ability to bring labor and capital on line quickly, controlled unit labor costs and productivity gains. Investors became comfortable with the notion of the internationalization of the U.S. economy shielding it from recessions by diversifying its supply lines and its revenue base. Outsourcing and the use of temporary workers also contributed to the bottom line, containing costs and contributing to a low inflationary environment.

For the year ended December 31, 1996, First Investors Blue Chip Fund Class A shares returned on a net asset value basis 20.6%, compared to a 20.8% return for the Lipper Growth and Income Average while Class B shares returned 19.7%. The First Investors Blue Chip Fund benefited from solid gains in the energy sector, specifically the oil and gas drilling and exploration sector (Dresser Industries, Schlumberger and Halliburton). The technology sector (Microsoft, IBM and Intel) and money center bank sector (Citicorp and Chase Manhattan) were also major contributors to your Fund's performance for the year. The Fund also benefited from a year end rally in the pharmaceutical sector (Eli Lilly and Merck). Telecommunications, specifically the long distance (AT&T, MCI Communications and Sprint) and regional carriers (BellSouth, NYNEX and Bell Atlantic), construction (Fluor) and consumer cyclical (Heinz, General Mills and Kellogg) sectors hindered the Fund's performance for 1996.

While we continue to believe the fundamentals that pushed U.S. stock markets to new highs remain in place, investors should remain aware of the risks associated with investing in the stock market. A significant risk to the stock market is that a too rapidly expanding economy creates inflationary pressures, leading the Federal Reserve to raise interest rates. Investors should also recognize that certain sectors of the market, such as technology, can be more volatile than the overall market. Investments in such sectors can create greater opportunities but also entail greater risk. Finally, on a technical basis the current bull market is now the longest in history and, according to many market historians, may be ready for a correction.

We believe the fundamentals supporting continued moderate economic expansion, mild inflation, and continued growth in the U.S. stock market are still in place. U.S. companies, through the continued implementation of new technologies to improve productivity, should remain highly competitive domestically and internationally. Through a sector neutral, bottom up investment strategy we will continue to identify those companies we believe are positioning themselves to remain competitive and generate above average growth. While our main focus will remain on the long term, we will take advantage of short-term trading opportunities as they arise.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

    [SIGNATURE]

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1996
                                         Blue Chip Fund                Standard
Jan-89                                        $9,375.00              $10,000.00
Dec-89                                           10,813                  12,261
Dec-90                                           10,435                  11,885
Dec-91                                           13,308                  15,460
Dec-92                                           14,181                  16,554
Dec-93                                           15,283                  18,155
Dec-94                                           14,821                  18,388
Dec-95                                           19,862                  25,908
Dec-96                                           23,945                  31,856
                           Average Annual Total Return*
                                            N.A.V. Only     S.E.C. Standardized
Class A shares
One Year                                         20.55%                  13.01%
Five Years                                       12.47%                  11.03%
Since Inception (1/3/89)                         12.44%                  11.54%
Class B shares
One Year                                         19.71%                  14.89%
Since Inception
(1/12/95)                                        26.54%                  23.95%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS BLUE CHIP FUND (CLASS A SHARES) BEGINNING 1/3/89 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAD BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/4/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 7.25%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 12.71%, 10.68% AND 10.91%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 14.55% AND 23.51%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs in 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

Long-term municipal bond yields rose approximately 30 basis points (.30%) during 1996. The municipal bond market's performance compares very favorably to the Treasury bond market where long-term yields rose approximately 70 basis points (.70%). The municipal bond market's relatively strong performance during 1996 was attributable to the comparatively cheap levels at which the market began the year, due to concerns over potential tax reform. As those concerns disappeared, demand for tax-exempt bonds increased and municipal bonds appreciated versus Treasury bonds. In fact, broad based demand throughout the year from individuals and insurance companies was sufficient to absorb $183 billion of the new issue supply.

During 1996, First Investors Insured Intermediate Tax Exempt Fund Class A shares had a total return on a net asset value basis of 4.1%. The return compares favorably to the average return of 3.7% for intermediate maturity municipal bond funds reported by Lipper Analytical Services, Inc. Class B shares returned 3.2%. For 1996, the Fund declared dividends from investment income of 29 cents per Class A share and 23 cents per Class B share. In particular, the Fund benefited from good management of interest rate risk and success with relative value trading opportunities. The Fund maintained a high level of current income by remaining fully invested throughout the year, primarily in high coupon bonds.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, while the Fund's municipal bonds are insured as to timely payment of principal and interest, this insurance does not protect the bonds against changes in market value. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. The primary risk to the market is that inflation may increase due to the length of the economic expansion. This could lead the Federal Reserve to raise interest rates, hurting both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. As always, we will be alert to events that may affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

    [SIGNATURE]

Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

Comparison of change in value of $10,000 investment in the First Investors Insured Intermediate Tax Exempt Fund (Class A shares) and the Lehman Brothers Municipal Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AS OF DECEMBER 31, 1996       INSURED INTERMEDIATE        LEHMAN BROTHERS MUNICIPAL
                                         Tax Exempt Fund                    Bond Index
Nov-93                                         $9,375.00                    $10,000.00
Dec-93                                             9,375                        10,211
Dec-94                                             9,177                         9,683
Dec-95                                            10,416                        11,373
Dec-96                                            10,840                        11,856
                            Average Annual Total Return*
                                             N.A.V. Only           S.E.C. Standardized
Class A shares
One Year                                           4.07%                                  (2.44%)
Since Inception
(11/22/93)                                         4.80%                                    2.63%
S.E.C. 30-Day Yield                                                              4.33%
Class B shares
One Year                                           3.17%                                  (0.89%)
Since Inception (1/12/95)                          7.75%                                    5.51%
S.E.C. 30-Day Yield                                                              3.63%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND (CLASS A SHARES) BEGINNING 11/23/93 (INCEPTION
DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM INVESTMENT GRADE TAX EXEMPT BOND MARKET. RETURNS AND ATTRIBUTES FOR THE INDEX ARE CALCULATED SEMI-MONTHLY USING APPROXIMATELY 21,000 MUNICIPAL BONDS WHICH ARE PRICED BY MULLER DATA CORP. THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES OR COST OF INSURANCE OF THE BONDS HELD BY AN INSURED TAX-EXEMPT BOND FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 1/12/95 THE MAXIMUM SALES CHARGE WAS 3.5%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (3.14)% AND 1.65%, RESPECTIVELY, AND THE CLASS A S.E.C. 30-DAY YIELD FOR DECEMBER 1996 WOULD HAVE BEEN 3.69%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (1.36)% AND 4.83%, RESPECTIVELY, AND THE CLASS B S.E.C. 30-DAY YIELD FOR DECEMBER 1996 WOULD HAVE BEEN 3.25%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS MUNICIPAL BOND INDEX FIGURES FROM LEHMAN BROTHERS INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS INVESTMENT GRADE FUND

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs in 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

While the investment grade corporate bond market modestly outperformed Treasuries, prices in both sectors fell throughout most of 1996. Investment grade bond issuance outpaced 1995's levels and strong demand met the increased supply. As a result, corporate spreads remained at historically tight levels. In addition to reflecting market technical factors, a corporate bond's yield premium to Treasury bonds of similar maturity reflects the market's judgment of the financial risk facing the issuer. An important factor in the narrow spreads of recent years has been strong company fundamentals due to cost cutting, productivity increases and revenue gains from the growing economy. Our economic outlook and our analysis of supply and demand trends do not call for any large changes in spreads.

In 1996, the Investment Grade Fund returned 2.4% on a net asset value basis on Class A shares. In comparison, the average investment grade bond fund returned 3.2% as measured by Lipper Analytical Services, Inc. and ten year Treasury notes returned 0.1%. Class B shares returned 1.6%. Dividends paid from net investment income amounted to 62.2 cents per Class A share and 54.8 cents per Class B share. The Fund also declared a capital gain distribution of 1.7 cents per share on both classes.

Duration is a measurement of interest rate sensitivity and is an important factor in performance. Throughout most of the year, the Investment Grade Fund held bonds with a shorter duration than the average investment grade bond fund. This duration position worked well for the first nine months of the year. Then as fears of a strengthening economy and inflation abated, the market rallied and the Fund's performance lagged its peer group slightly. As a result we have brought the Fund's duration more in line with its peers.

Credit quality weighting and sector selection also affected performance. In 1996, the Fund took a more conservative stance than other funds, which reduced performance. Some other funds increased the risk of their portfolios by moving into lower rated corporate investments to obtain incremental yield. We felt that the yield pickup was not worth the heightened credit risk.

Acquisitions, consolidations, spin-offs and asset sales increased in frequency during 1996 and became a greater consideration in the evaluation of individual bonds in the corporate marketplace. For example, the Fund owns Enron Corp., which recently reached an agreement to acquire Portland General Electric in a stock-for-stock transaction. The new company will be more diversified, have higher earnings and cash flow, and be less leveraged than before. The Fund's performance was enhanced by selecting companies which engaged in this kind of credit-enhancing deal. In addition, some positions were upgraded, others were tendered for attractive prices and relatively few were downgraded.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of

FIRST INVESTORS INVESTMENT GRADE FUND

their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. A significant risk to the market is that inflation may increase due to the length of the economic expansion. This would lead the Federal Reserve to raise interest rates which could hurt both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. We will continue to be alert to events that could affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

      [SIGNATURE]

Nancy W. Jones
Vice President
  and Portfolio Manager

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Investment Grade Fund (Class A shares) and the Lehman Brothers Corporate Bond Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1996                                          LEHMAN BROTHERS CORPORATE
                                   IVESTMENT GRADE FUND                   BOND INDEX
Feb-91                                               $9,375.00                       $10,000.00
Dec-91                                                  10,623                           11,702
Dec-92                                                  11,501                           12,719
Dec-93                                                  12,859                           14,266
Dec-94                                                  12,265                           13,705
Dec-95                                                  14,645                           16,754
Dec-96                                                  14,996                           17,304
                                  Average Annual Total Return*
                                                   N.A.V. Only                           S.E.C.     Standardized
Class A shares
One Year                                                 2.39%                                           (4.01%)
Five Year                                                6.94%                                             5.56%
Since Inception (2/19/91)                                8.32%                                             7.14%
S.E.C. 30-Day Yield                                                                       5.41%
Class B shares
One Year                                                 1.64%                                           (2.42%)
Since Inception (1/12/95)                                9.71%                                             7.44%
S.E.C. 30-Day Yield                                                                       5.08%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS INVESTMENT GRADE FUND (CLASS A SHARES) BEGINNING 2/19/91 (INCEPTION DATE) WITH A THEORETICAL INVESTMENT IN THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE LEHMAN BROTHERS CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED, S.E.C.-REGISTERED CORPORATE DEBT. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN (4.31)%, 4.86% AND 6.36%, RESPECTIVELY, AND THE CLASS A S.E.C. 30-DAY YIELD FOR DECEMBER 1996 WOULD HAVE BEEN 5.13%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN (2.69)% AND 6.96%, RESPECTIVELY, AND THE CLASS B S.E.C. 30-DAY YIELD FOR DECEMBER WOULD HAVE BEEN 4.78%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

The current economic expansion extended into its fifth year in 1996. The economy grew by 3.4% during the year while the core rate of consumer price inflation increased 2.6%, its slowest growth since the mid 1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets and generated strong demand for U.S. equity securities in particular. The healthy demand was evidenced by the 16.6% total return generated by the Russell 2000 Index, a proxy for small company stocks.

Investors remained comfortable with the earnings outlook for U.S. based companies, recognizing that deregulation and internationalization had generated fundamental changes in the U.S. economy. Supported by a continuing revolution in technology, profit margins were bolstered by management tools such as just-in-time inventory, the ability to bring labor and capital on-line quickly, controlled unit labor costs and productivity gains. Investors became comfortable with the notion of the internationalization of the U.S. economy shielding it from recessions by diversifying its supply lines and its revenue base. Outsourcing and the use of temporary workers also contributed to the focus on the bottom line, containing costs and contributing to a low inflationary environment.

For the year ended December 31, 1996, the First Investors Special Situations Fund Class A shares returned 11.6%, on a net asset value basis, compared to a 20.2% return for the Lipper Small Company Growth Fund Index average. Class B shares returned 10.8%. For 1996, the Fund declared a capital gain distribution of $1.17 on both classes.

The Financial sector with holdings in Boatman's Bancshares, Imperial Credit Industries, and Redwood Trust Inc., as well as the Retail sector with Travis Boats & Motors, Inc., Kroger, TJX Companies, Inc. and Rite Aid Corp. did well on a stock specific basis, but a general underweighting in these sectors, relative to our peers, handicapped our performance. The Fund was also underweighted in the Energy sector which was one of the top performing areas in 1996. The Consumer Staples sector was a drag on the Fund's performance, in particular the restaurant holdings of Buffet's, Inc., Quality Dining, Inc., and Outback Steakhouse Inc. In addition, our conservative investment style resulted in a comparatively high level of cash throughout the year which also held back performance. The Fund benefited from solid gains in the Computer Software & Services group with positions in Microsoft Corp., SystemSoft Corp., Network General Corp., and Oracle Systems Corp. Our holdings in the Computer Peripherals group comprised of EMC Corp., Network Appliance Corp., and Komag, Inc. also performed well. The Telecommunications Equipment group also attained solid results for the Fund with holdings of Ericsson, Saville Systems, and Ace Communications.

While we continue to believe the fundamentals that pushed the U.S. stock market to new highs remain in place, investors should remain aware of the risks associated with investing in the stock market. A significant risk to the stock market is that a too rapidly expanding economy creates inflationary pressures, leading the Federal Reserve to raise interest rates. Investors should also recognize that the small cap market in general and certain market sectors such as technology, can be more volatile than the overall stock market. These investments can create greater opportunities but also entail greater risk. Finally, on a technical basis the current bull market is now the longest in history and, according to many market historians, may be ready for a correction.

We believe the fundamentals supporting continued moderate economic expansion, mild inflation, and continued growth in the U.S. stock market are still in place. Through a bottom up investment strategy we will continue to identify those companies we believe are positioning themselves to remain competitive and generate above average growth. While our main focus will remain on the long term, we will take advantage of the short-term trading opportunities as they arise.

As always, we appreciate the opportunity to serve your investment needs. Sincerely,

    [SIGNATURE]
Patricia D. Poitra
Director of Equities
  and Portfolio Manager
January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Special Situations Fund (Class A shares) and the Lipper Small Company Growth Fund Index and the Russell 2000 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1996           SPECIAL SITUATIONS            LIPPER SMALL COMPANY      RUSSELL 2000
                                           FUND                     GROWTH FUND INDEX          INDEX
Sep-90                                               $9,375.00                 $10,000.00      $10,000.00
Dec-90                                                    9741                     10,050          10,754
Dec-91                                                   14657                     15,326          16,214
Dec-92                                                   17186                     18,155          17,853
Dec-93                                                   20714                     21,606          20,776
Dec-94                                                   19955                     20,919          20,624
Dec-95                                                   24730                     27,106          26,401
Dec-96                                                   27588                     30,232          31,107
                                  Average Annual Total Return*
                                                   N.A.V. Only        S.E.C. Standardized
Class A shares
One Year                                                11.56%                      4.58%
Five Years                                              13.48%                     12.03%
Since Inception (9/18/90)                               18.72%                     17.51%
Class B shares
One Year                                                10.81%                      6.39%
Since Inception (1/12/95)                               17.24%                     14.84%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS SPECIAL SITUATIONS FUND (CLASS A SHARES) BEGINNING 9/18/90 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE LIPPER SMALL COMPANY GROWTH FUND INDEX AND THE RUSSELL 2000 INDEX. THE LIPPER SMALL COMPANY GROWTH FUND INDEX IS A NET VALUE WEIGHTED INDEX OF THE 30 LARGEST SMALL COMPANY GROWTH FUNDS. IT IS CALCULATED WITH ADJUSTMENTS FOR INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AS OF EX-DIVIDEND DATES. THE RUSSELL 2000 INDEX CONSISTS OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX (WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET). THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY CONSIDERED AS THE PREMIER OF SMALL CAPITALIZATION STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE BASED ON DIFFERENCES IN THE SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 4.34%, 11.68% AND 16.83%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 6.15% AND 14.58%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LIPPER SMALL COMPANY GROWTH FUND INDEX FIGURES FROM LIPPER ANALYTICAL SERVICES, INC., RUSSELL 2000 INDEX FIGURES FROM FRANK RUSSELL AND COMPANY AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

CHIEF INVESTMENT OFFICER'S LETTER
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs in 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

Strong demand for stocks, high quality corporate earnings and a sound economy provided another year of good stock market performance. In contrast, the bond market fell substantially during the first half of the year due to concern that the economy was growing too fast. When economic data indicated both low inflation and slowing growth in the third quarter of the year, the market recouped roughly half its losses. A notable exception to the bond market's lackluster performance was the performance of the high yield debt market, which, according to the First Boston High Yield Index, returned 12.4% in 1996.

During 1996, the Total Return Fund Class A shares returned on a net asset value basis 10.6%. In comparison, the average return for flexible funds, such as the Total Return Fund, was 14.1% according to Lipper Analytical Services, Inc. Class B shares returned 9.9%. The Fund declared dividends from net investment income of 41 cents per Class A share and 34 cents per Class B share as well as a capital gain distribution of $1.12 on both classes.

The Total Return Fund began 1996 with 51% of its assets in stocks, 42% in bonds, and 7% in cash and short-term corporate notes. Within a 5% variance, the Fund maintained these asset weightings throughout the first nine months of the year. With the stock market rising and the bond market falling during that time period, the Fund underperformed its peer group, which had larger weightings in stocks and smaller holdings in bonds and cash. As a result, in October, the Fund's asset allocation was substantially altered with a target allocation of 78% of assets in stocks, 17% in bonds and 5% in cash. In terms of asset class composition, the stock portion of the Fund is currently split between mid and large capitalization stocks. The bond investments comprise primarily corporate debt, including high yield securities. Since making these adjustments, the Fund has performed in line with its peers.

The recent bull market in stocks has lasted 76 months, the longest bull market in the history of the U.S. stock market. While investors have enjoyed these gains, it is important to remember that the stock market tends to be cyclical with periods when stock prices generally rise and periods when stock prices generally decline. As well, certain sectors of the market, such as technology stocks, can be more volatile than the general market, creating greater opportunities but also greater risks. The bond market can also be volatile. For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, the value of a bond can fluctuate based on changes in its credit quality. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. A significant risk to the market is that inflation may increase due to the length of the economic expansion. This would lead the Federal Reserve to raise interest rates which could hurt both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. We will continue to be alert to events that could affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

     [SIGNATURE]

Clark D. Wagner
Chief Investment Officer

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Total Return Fund (Class A shares), Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AS OF DECEMBER 31, 1996              TOTAL RETURN                LEHMAN BROTHERS GOVERNMENT/       STANDARD
                                           FUND                       CORPORATE BOND INDEX           500 INDEX
Apr-90                                               $9,375.00                         $10,000.00     $10,000.00
Dec-90                                                   9,543                             10,829         10,242
Dec-91                                                  11,606                             12,576         13,367
Dec-92                                                  11,489                             13,528         14,326
Dec-93                                                  12,314                             15,024         15,727
Dec-94                                                  11,879                             14,497         15,929
Dec-95                                                  15,065                             17,286         22,443
Dec-96                                                  16,665                             17,787         27,596
                                  Average Annual Total Return*
                                                   N.A.V. Only                S.E.C. Standardized
Class A shares
One Year                                                10.62%                              3.74%
Five Years                                               7.50%                              6.13%
Since Inception (4/24/90)                                8.97%                              7.93%
Class B shares
One Year                                                 9.86%                              5.45%
Since Inception (1/12/95)                               17.83%                             15.43%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS TOTAL RETURN FUND (CLASS A SHARES) BEGINNING 4/24/90 (INCEPTION DATE) WITH THEORETICAL INVESTMENTS IN THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND THE STANDARD & POOR'S 500 INDEX. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX COMBINES THE LEHMAN BROTHERS GOVERNMENT BOND INDEX WITH THE LEHMAN BROTHERS CORPORATE BOND INDEX. THE GOVERNMENT BOND INDEX IS MADE UP OF THE TREASURY BOND INDEX (ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY) AND THE AGENCY BOND INDEX (ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT). THE CORPORATE BOND INDEX INCLUDES ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED S.E.C.-REGISTERED CORPORATE DEBT. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THESE INDICES. IN ADDITION, THE INDICES DO NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
  YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 3.46%, 5.77% AND 7.32%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 5.13% AND 15.02%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX FIGURES FROM LEHMAN BROTHERS INC., STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--91.0%
            BASIC MATERIALS--5.0%
   16,300   *Alumax, Inc.                                      $    544,012     $    21
   10,200   Aluminum Company of America                             650,250          25
   27,000   Barrick Gold Corporation                                776,250          30
   23,600   Cabot Corporation                                       592,950          23
   14,900   Dow Chemical Company                                  1,167,787          45
   20,200   Du Pont (E.I.) de Nemours & Company                   1,906,375          74
   23,700   Freeport-McMoRan Copper & Gold, Inc. - Class "B"        708,037          28
   21,100   IMC Global, Inc.                                        825,538          32
   31,800   International Paper Company                           1,283,925          50
   10,400   Mead Corporation                                        604,500          24
   38,800   Monsanto Company                                      1,508,350          59
   20,300   Morton International, Inc.                              827,225          32
    9,500   Nucor Corporation                                       484,500          19
    3,700   Pioneer Hi-Bred International, Inc.                     259,000          10
   12,100   Sigma-Aldrich Corporation                               755,494          29
---------------------------------------------------------------------------------------
                                                                 12,894,193         501
---------------------------------------------------------------------------------------
            CAPITAL GOODS--11.4%
   17,500   AlliedSignal, Inc.                                    1,172,500          46
   33,800   Avery Dennison Corporation                            1,195,675          47
   15,300   Boeing Company                                        1,627,537          63
   17,000   Caterpillar, Inc.                                     1,279,250          50
   32,400   Corning, Inc.                                         1,498,500          58
   13,500   Cummins Engine Company, Inc.                            621,000          24
    8,200   Emerson Electric Company                                793,350          31
   49,900   General Electric Company                              4,933,862         192
   30,200   General Signal Corporation                            1,291,050          50
   23,000   Harnischfeger Industries, Inc.                        1,106,875          43
   18,600   Ingersoll-Rand Company                                  827,700          32
   13,600   Johnson Controls, Inc.                                1,127,100          44
   21,500   Kennametal, Inc.                                        835,812          33
   49,000   Laidlaw, Inc. - Class "B"                               563,500          22
    8,700   Lockheed Martin Corporation                             796,050          31
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CAPITAL GOODS (continued)
   16,100   Minnesota Mining & Manufacturing Company           $  1,334,287     $    52
   42,700   *Philip Environmental, Inc.                             619,150          24
    8,900   Raychem Corporation                                     713,112          28
   10,700   Textron, Inc.                                         1,008,475          39
   17,800   Thomas & Betts Corporation                              789,875          31
   26,400   *Tyco International, Ltd.                             1,395,900          54
   23,600   United Technologies Corporation                       1,557,600          61
   45,700   *USA Waste Services, Inc.                             1,456,687          57
   23,200   WMX Technologies, Inc.                                  756,900          29
---------------------------------------------------------------------------------------
                                                                 29,301,747       1,141
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--2.0%
   24,000   *Airtouch Communications, Inc.                          606,000          24
   23,200   BellSouth Corporation                                   936,700          36
   35,600   GTE Corporation                                       1,619,800          63
   26,100   MCI Communications Corporation                          853,144          33
   12,900   SBC Communications, Inc.                                667,575          26
   13,400   Sprint Corporation                                      534,325          21
---------------------------------------------------------------------------------------
                                                                  5,217,544         203
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--9.0%
   25,700   Adidas AG (GDR) (Note 5)                              1,108,970          43
   28,400   Chrysler Corporation                                    937,200          36
   13,000   Danaher Corporation                                     606,125          24
   14,200   Eastman Kodak Company                                 1,139,550          44
   64,400   *Federated Department Stores, Inc.                    2,197,650          86
   26,400   General Motors Corporation                            1,471,800          57
   13,350   Goodyear Tire & Rubber Company                          685,856          27
   18,000   Hasbro, Inc.                                            699,750          27
   38,000   Hilton Hotels Corporation                               992,750          39
   31,900   Home Depot, Inc.                                      1,598,987          62
   64,300   *Host Marriott Corporation                            1,028,800          40
   50,400   *Lear Corporation                                     1,719,900          67
   19,600   Masco Corporation                                       705,600          27
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS (continued)
   15,200   McGraw-Hill Companies, Inc.                        $    701,100     $    27
   20,400   Nike, Inc.                                            1,218,900          47
   45,700   Ogden Corporation                                       856,875          33
   33,300   *Price/Costco, Inc.                                     836,662          33
   14,100   Sears, Roebuck and Company                              650,362          25
   45,000   *Staples, Inc.                                          812,812          32
   24,000   Tribune Company                                       1,893,000          74
   60,800   Wal-Mart Stores, Inc.                                 1,390,800          54
---------------------------------------------------------------------------------------
                                                                 23,253,449         904
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--13.4%
   40,000   Anheuser-Busch Cos., Inc.                             1,600,000          62
   63,900   Coca-Cola Company                                     3,362,737         131
   15,300   CPC International, Inc.                               1,185,750          46
   20,000   Dole Food Company                                       677,500          26
   10,600   General Mills, Inc.                                     671,775          26
   42,100   Gillette Company                                      3,273,275         127
   26,250   Heinz (H.J.) Company                                    938,437          37
   51,600   *Infinity Broadcasting Corporation - Class "A"        1,735,050          68
   15,600   Kimberly-Clark Corporation                            1,485,900          58
   15,700   *Kroger Company                                         730,050          28
  107,400   PepsiCo, Inc.                                         3,141,450         122
   30,100   Procter & Gamble Company                              3,235,750         126
  107,300   *Steiner Leisure, Ltd.                                2,159,412          84
   30,000   Sysco Corporation                                       978,750          38
   27,925   *Tele-Communications, Inc. Liberty Media Group -
              Class "A"                                             797,608          31
   14,200   Time Warner, Inc.                                       532,500          21
   10,200   Unilever N.V.                                         1,787,550          70
   13,300   *Viacom, Inc. - Class "B"                               463,837          18
   17,400   *Vons Companies, Inc.                                 1,041,825          41
   13,500   Walgreen Company                                        540,000          21
   43,600   Walt Disney Company                                   3,035,650         118
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   27,000   Wendy's International, Inc.                        $    553,500     $    22
   20,100   Whitman Corporation                                     459,787          18
---------------------------------------------------------------------------------------
                                                                 34,388,093       1,339
---------------------------------------------------------------------------------------
            ENERGY--7.3%
   18,900   Amoco Corporation                                     1,521,450          59
   28,200   Baker Hughes, Inc.                                      972,900          38
    7,100   Burlington Resources, Inc.                              357,663          14
   16,000   Dresser Industries, Inc.                                496,000          19
   35,700   Exxon Corporation                                     3,498,600         136
    8,600   Halliburton Company                                     518,150          20
   12,300   Kerr-McGee Corporation                                  885,600          34
   18,900   Mobil Corporation                                     2,310,525          90
   20,600   Royal Dutch Petroleum Company                         3,517,450         137
   15,100   Schlumberger, Ltd.                                    1,508,113          59
    9,400   Texaco, Inc.                                            922,375          36
   15,600   Union Pacific Corporation                               937,950          37
   13,212   Union Pacific Resources Group, Inc.                     386,451          15
   23,500   Unocal Corporation                                      954,688          37
---------------------------------------------------------------------------------------
                                                                 18,787,915         731
---------------------------------------------------------------------------------------
            FINANCIAL--13.5%
   20,100   Allstate Corporation                                  1,163,288          45
   23,500   American Express Company                              1,327,750          52
   22,700   American International Group, Inc.                    2,457,275          96
   20,800   Bank of Boston Corporation                            1,336,400          52
   17,400   BankAmerica Corporation                               1,735,650          68
   31,200   Charles Schwab Corporation                              998,400          39
   36,400   Chase Manhattan Corporation                           3,248,700         126
   24,200   Citicorp                                              2,492,600          97
   20,700   Dean Witter Discover and Company                      1,371,375          53
   66,800   Federal National Mortgage Association                 2,488,300          97
    8,200   Fifth Third Bancorp                                     515,063          20
   25,800   First Union Corporation                               1,909,200          74
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL (continued)
    4,000   General Re Corporation                             $    631,000     $    25
   13,600   ITT Hartford Group, Inc.                                918,000          36
   24,000   Marshall & Ilsley Corporation                           831,000          32
   10,800   Merrill Lynch & Company, Inc.                           880,200          34
   28,200   National City Corporation                             1,265,475          49
   15,900   NationsBank Corporation                               1,554,225          61
   36,700   Norwest Corporation                                   1,596,450          62
   23,400   Salomon, Inc.                                         1,102,725          43
   14,200   Student Loan Marketing Association                    1,322,375          51
   42,900   The Money Store, Inc.                                 1,185,113          46
   15,000   Torchmark Corporation                                   757,500          29
   73,200   USF&G Corporation                                     1,528,050          59
---------------------------------------------------------------------------------------
                                                                 34,616,114       1,346
---------------------------------------------------------------------------------------
            HEALTHCARE/MISCELLANEOUS--9.7%
   32,700   Abbott Laboratories                                   1,659,525          65
   26,500   American Home Products Corporation                    1,553,563          60
   11,100   *Amgen, Inc.                                            603,563          24
   15,000   Baxter International, Inc.                              615,000          24
   23,800   Becton Dickinson & Company                            1,032,325          40
   27,000   *Biogen, Inc.                                         1,046,250          41
   22,700   Bristol-Myers Squibb Company                          2,468,625          96
   83,100   *Cardiovascular Dynamics, Inc.                        1,080,300          42
   24,900   Columbia/HCA Healthcare Corporation                   1,014,675          40
   33,800   Eli Lilly & Company                                   2,467,400          96
   10,300   Guidant Corporation                                     587,100          23
   49,600   Johnson & Johnson                                     2,467,600          96
   32,000   Merck & Company, Inc.                                 2,536,000          99
   48,300   Pharmacia & Upjohn, Inc.                              1,913,888          75
   11,400   SmithKline Beecham PLC                                  775,200          30
   22,200   *St. Jude Medical, Inc.                                 946,275          37
   23,500   *Tenet Healthcare Corporation                           514,063          20
   21,800   Warner-Lambert Company                                1,635,000          64
---------------------------------------------------------------------------------------
                                                                 24,916,352         972
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY--15.4%
   39,600   *Adaptec, Inc.                                     $  1,584,000     $    62
   20,700   *Andrew Corporation                                   1,098,394          43
   11,000   *Cascade Communications Corporation                     606,375          24
   34,700   *Cisco Systems, Inc.                                  2,207,788          86
    8,400   Computer Associates International, Inc.                 417,900          16
   30,000   *Dell Computer Corporation                            1,593,750          62
   52,300   Ericsson (L.M.) Telephone Co. (ADR) - Class "B"       1,578,806          61
   44,300   *ESS Technology, Inc.                                 1,245,938          49
   44,400   First Data Corporation                                1,620,600          63
   15,000   Grainger (W.W.), Inc.                                 1,203,750          47
   40,800   Hewlett-Packard Company                               2,050,200          80
   42,900   *Informix Corporation                                   874,088          34
   30,600   Intel Corporation                                     4,006,688         156
   11,800   International Business Machines Corporation           1,781,800          69
   56,400   *Loral Space & Communications                         1,036,350          40
   20,000   *LSI Logic Corporation                                  535,000          21
   26,200   Lucent Technologies, Inc.                             1,211,750          47
   45,000   *Microsoft Corporation                                3,718,125         145
   35,800   Motorola, Inc.                                        2,197,225          86
   29,700   Nokia Corporation (ADR) - Class "A"                   1,711,463          67
   21,700   *Oracle Corporation                                     905,975          35
   19,200   Raytheon Company                                        924,000          36
   41,700   *Sterling Commerce, Inc.                              1,469,925          57
   46,800   *Sun Microsystems, Inc.                               1,202,175          47
   71,500   *SystemSoft Corporation                               1,063,563          41
   25,700   Texas Instruments, Inc.                               1,638,375          64
---------------------------------------------------------------------------------------
                                                                 39,484,003       1,538
---------------------------------------------------------------------------------------
            TRANSPORTATION--.8%
    7,200   *AMR Corporation                                        634,500          25
    6,200   Burlington Northern Santa Fe                            535,525          21
   34,300   Ryder System, Inc.                                      964,688          38
---------------------------------------------------------------------------------------
                                                                  2,134,713          84
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
SHARES OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            UTILITIES--3.5%
   23,000   Carolina Power & Light Company                     $    839,500     $    33
   40,000   CINergy Corporation                                   1,335,000          52
   27,600   Duke Power Company                                    1,276,500          50
   26,900   Enron Corporation                                     1,160,063          45
   33,200   FPL Group, Inc.                                       1,527,200          59
   26,000   PacifiCorp                                              533,000          21
   20,700   Sonat, Inc.                                           1,066,050          42
   28,000   Texas Utilities Company                               1,141,000          44
---------------------------------------------------------------------------------------
                                                                  8,878,313         346
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $170,301,981)    233,872,436       9,105
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.9%
$   6,000M  J.P. Morgan, 5.36%, 1/6/97                            5,995,532         233
    3,000M  Madison Gas & Electric, 5.47%, 1/15/97                2,993,619         117
    3,500M  Nestle Capital Corp., 5.49%, 1/21/97                  3,489,775         136
    1,500M  South Carolina Gas & Electric, 5.45%, 1/23/97         1,495,004          58
    1,175M  Texaco, Inc., 5.57%, 1/10/97                          1,173,364          46
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $15,147,294)                                        15,147,294         590
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $185,449,275)                 96.9%   249,019,730       9,695
OTHER ASSETS, LESS LIABILITIES                                  3.1      7,843,495         305
----------------------------------------------------------------------------------------------
NET ASSETS                                                    100.0%  $256,863,225     $10,000
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            MUNICIPAL BONDS--99.0%
            ALASKA--2.8%
$     200M  Anchorage General Obligation, 6.50%, 7/1/2004      $  222,750     $   277
-------------------------------------------------------------------------------------
            ARIZONA--10.2%
      250M  Maricopa County Uni. Sch. Dist. Gen. Oblig. #80
              (Chandler), 6.60%, 7/1/2006                         283,125         353
      250M  Phoenix Civic Impt. Corp. Mun. Facs. Excise Tax
              Rev., 6.75%, 7/1/2004                               283,437         353
      250M  Yuma County Jail Dist. Rev., 5%, 7/1/2006             251,875         314
-------------------------------------------------------------------------------------
                                                                  818,437       1,020
-------------------------------------------------------------------------------------
            CALIFORNIA--2.1%
      150M  Pittsburgh Pub. Fing. Auth. Wastewater Rev.,
              6.80%, 6/1/2001*                                    167,062         208
-------------------------------------------------------------------------------------
            GEORGIA--2.5%
      200M  Chatham County Hospital Auth. Rev (Mem. Med.
              Ctr.), 5%, 1/1/2006                                 199,750         249
-------------------------------------------------------------------------------------
            ILLINOIS--21.9%
      250M  Chicago Board of Education, 6%, 12/1/2007             270,938         338
      250M  Chicago General Obligation, 6.25%, 10/31/2001         270,000         336
            Cook County High School District General
              Obligation #205:
      200M    5.90%, 12/1/2003                                    211,750         264
      250M    5.40%, 12/1/2001                                    259,687         323
      250M  Northwest Subn. Mun. Jt. Action Water Agy.,
              6.35%, 5/1/2006                                     276,563         345
      400M  Regional Transportation Authority, 7.75%,
              6/1/2003                                            467,000         582
-------------------------------------------------------------------------------------
                                                                1,755,938       2,188
-------------------------------------------------------------------------------------
            INDIANA--2.1%
      150M  Valparaiso Indpt. Multi-Schools Bldg. Corp.,
              6.625%, 7/1/2002*                                   166,875         208
-------------------------------------------------------------------------------------
            KENTUCKY--3.2%
      200M  Louisville & Jefferson County Met. Sewer
              District, 10%, 5/15/2004                            261,250         325
-------------------------------------------------------------------------------------
            LOUISIANA--2.4%
      175M  Louisiana General Obligation, 7%, 5/1/2001            191,406         238
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            MICHIGAN--13.0%
$     300M  Allegan Mich. Public School District, 6.50%,
              5/1/2007                                         $  337,500     $   420
    1,000M  Brighton Area School District General Obligation,
              Zero Coupon 5/1/2005*                               326,250         406
      350M  Greater Detroit Resources Recovery Authority
              Revenue, 6.25%, 12/13/2007                          383,250         477
-------------------------------------------------------------------------------------
                                                                1,047,000       1,303
-------------------------------------------------------------------------------------
            MISSOURI--3.1%
      250M  Missouri St. Health & Edl. Facs. Auth. (St.
              Lukes), 4.75%, 11/15/2006                           246,563         307
-------------------------------------------------------------------------------------
            NEW JERSEY--5.3%
      200M  New Jersey Economic Dev. Auth. Mkt. Transition
              Fac. Rev., 7%, 7/1/2004                             229,000         285
      200M  North Hudson Sewer Authority, 4.75%, 8/1/2003         201,250         251
-------------------------------------------------------------------------------------
                                                                  430,250         536
-------------------------------------------------------------------------------------
            NEW YORK--11.7%
            New York City General Obligation:
      150M    6.625%, 8/1/2002                                    166,875         208
      250M    8%, 8/1/2005                                        303,750         378
      300M  New York State Dorm. Auth. Revs. (Barnard
              College), 5%, 7/1/2005                              301,500         376
      150M  Niagara Falls Bridge Commission, 6.30%,
              10/1/2002*                                          165,375         206
-------------------------------------------------------------------------------------
                                                                  937,500       1,168
-------------------------------------------------------------------------------------
            OHIO--2.8%
      200M  Columbus City Sch. Dist. General Obligation,
              6.65%, 12/1/2002*                                   225,250         281
-------------------------------------------------------------------------------------
            OREGON--3.3%
      250M  Tillamook General Obligation, 5.75%, 1/15/2002        263,750         329
-------------------------------------------------------------------------------------
            PENNSYLVANIA--2.8%
      200M  Pennsylvania Intergovernmental Coop. Auth.
              Special Tax Rev., 7%, 6/15/2004                     227,250         283
-------------------------------------------------------------------------------------
            RHODE ISLAND--2.8%
      200M  Rhode Island Depositors Econ. Protection Corp.,
              7.10%, 8/1/2001*                                    224,500         280
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
December 31, 1996

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            TEXAS--4.1%
$     300M  Harris County Toll Road General Obligation,
              6.50%, 8/15/2002*                                $  332,625     $   414
-------------------------------------------------------------------------------------
            WASHINGTON--2.9%
      200M  Snohomish & Island Counties School District
              General Obligation #401 (Stanwood), 7%,
              12/15/2005                                          230,750         287
-------------------------------------------------------------------------------------
            TOTAL VALUE OF MUNICIPAL BONDS (cost $7,623,713)    7,948,906       9,901
-------------------------------------------------------------------------------------
            SHORT-TERM TAX EXEMPT INVESTMENTS--2.5%
      200M  New York City General Obligation Adjustable Rate
              Note, 4.50%, (cost $200,000)**                      200,000         249
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $7,823,713)           101.5%   8,148,906      10,150
EXCESS OF LIABILITIES OVER OTHER ASSETS                 (1.5)    (120,559)       (150)
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $8,028,347     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Municipal Bonds which have been prerefunded are shown at the prerefunded call date.
** Interest rates on Adjustable Rate Notes are determined and reset daily by the issuer. Interest rate shown is the rate in effect at December 31, 1996.

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--88.4%
            AEROSPACE/DEFENSE--4.6%
$     700M  Boeing Co., 6.35%, 2003                            $   687,964     $   141
      750M  Lockheed Martin Corporation, 7.25%, 2006               763,099         157
      750M  Rockwell International Corp., 8.375%, 2001             800,659         164
--------------------------------------------------------------------------------------
                                                                 2,251,722         462
--------------------------------------------------------------------------------------
            AGRICULTURAL PRODUCTS--1.4%
      700M  Archer Daniels Midland, Inc., 7.125%, 2013             697,516         143
--------------------------------------------------------------------------------------
            APPAREL/TEXTILES--.6%
      250M  VF Corp., 9.50%, 2001                                  277,427          57
--------------------------------------------------------------------------------------
            BUILDING MATERIALS--1.3%
      600M  Masco Corporation, 9%, 2001                            654,666         134
--------------------------------------------------------------------------------------
            CHEMICALS--3.7%
      250M  Arco Chemical Co., 9.90%, 2000                         277,839          57
      750M  Du Pont (E.I.) de Nemours & Co., 8.125%, 2004          811,634         167
      700M  Lubrizol Corp., 7.25%, 2025                            692,099         142
--------------------------------------------------------------------------------------
                                                                 1,781,572         366
--------------------------------------------------------------------------------------
            CONGLOMERATES--3.1%
      700M  Hanson Overseas, B.V., 7.375%, 2003                    719,607         148
      750M  Tenneco, Inc., 8.075%, 2002                            797,669         164
--------------------------------------------------------------------------------------
                                                                 1,517,276         312
--------------------------------------------------------------------------------------
            CONSUMER NON-DURABLES--1.5%
      700M  American Home Products Corporation, 7.90%, 2005        747,389         153
--------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.6%
    1,250M  Mattel, Inc., 6.75%, 2000                            1,255,864         258
--------------------------------------------------------------------------------------
            CONSUMER SERVICES--1.4%
      700M  Walt Disney Company, 6.75%, 2006                       695,006         143
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES--9.9%
$     750M  Baltimore Gas & Electric Co., 6.50%, 2003          $   743,029     $   153
    1,000M  Duke Power Co., 5.875%, 2003                           951,944         195
      800M  Kansas Gas & Electric Co., 7.60%, 2003                 832,234         171
      525M  Old Dominion Electric Cooperative, 7.97%, 2002         548,595         113
      750M  Philadelphia Electric Co., 8%, 2002                    789,094         162
      925M  Southwestern Electric Power Co., 7%, 2007              937,184         192
--------------------------------------------------------------------------------------
                                                                 4,802,080         986
--------------------------------------------------------------------------------------
            ENERGY--2.7%
      700M  Baroid Corp., 8%, 2003                                 745,564         153
      500M  Mobil Corp., 8.625%, 2021                              583,409         120
--------------------------------------------------------------------------------------
                                                                 1,328,973         273
--------------------------------------------------------------------------------------
            FINANCIAL--16.5%
      660M  BankAmerica Corp., 9.50%, 2001                         730,011         150
      875M  Barnett Banks, Inc., 8.50%, 1999                       913,501         187
      700M  Chemical Bank, Inc., 7%, 2005                          701,840         144
      800M  Citicorp, 8%, 2003                                     847,336         174
      250M  Corestates Capital Corp., 9.375%, 2003                 281,776          58
      800M  First Union Corp., 8.125%, 2002                        848,946         174
      700M  Key Corp., 7.50%, 2006                                 719,218         148
      750M  Mellon Bank N.A., 6.50%, 2005                          726,210         149
      550M  Meridian Bancorp, 7.875%, 2002                         577,831         119
      925M  Morgan Guaranty Trust Co., 7.375%, 2002                954,513         196
      700M  Nationsbank Corporation., 8.125%, 2002                 743,028         152
--------------------------------------------------------------------------------------
                                                                 8,044,210       1,651
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--7.4%
      750M  Anheuser-Busch Cos., Inc., 7%, 2005                    754,015         155
      500M  Coca-Cola Enterprises, Inc., 7.875%, 2002              527,230         108
      700M  Hershey Foods Corp., 6.70%, 2005                       695,800         143
      900M  Philip Morris Cos., Inc., 7.125%, 2002                 908,717         187
      650M  Universal Corp., 9.25%, 2001                           705,866         145
--------------------------------------------------------------------------------------
                                                                 3,591,628         738
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            GAS TRANSMISSION--2.9%
$     700M  Columbia Gas System, Inc., 6.80%, 2005             $   689,112     $   141
      700M  Enron Corporation, 7.125%, 2007                        705,393         145
--------------------------------------------------------------------------------------
                                                                 1,394,505         286
--------------------------------------------------------------------------------------
            HEALTHCARE/MISCELLANEOUS--1.5%
      700M  Columbia/HCA Healthcare Corp., 7.69%, 2025             720,478         148
--------------------------------------------------------------------------------------
            INVESTMENT/FINANCE COMPANIES--5.1%
      700M  Associates Corp. of North America, 7.875%, 2001        734,912         151
      700M  General Electric Capital Corp., 7.875%, 2006           749,386         154
      700M  General Motors Acceptance Corp., 7.125%, 1999          712,837         146
      250M  International Lease Finance Corp., 8.875%, 2001        270,250          55
--------------------------------------------------------------------------------------
                                                                 2,467,385         506
--------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--4.8%
      700M  New York Times Co., Inc., 7.625%, 2005                 738,763         152
      750M  News America, 8.50%, 2005                              805,816         165
      750M  PanAmSat Capital Corp., 9.75%, 2000                    806,250         165
--------------------------------------------------------------------------------------
                                                                 2,350,829         482
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--5.3%
      500M  MacMillan & Bloedel, Ltd., 8.50%, 2004                 533,250         109
      500M  S.D. Warren Co., Inc., 12%, 2004                       542,500         111
      650M  Stone Container Corp., 10.75%, 2002                    689,000         141
      750M  Temple Inland, Inc., 9%, 2001                          814,114         167
--------------------------------------------------------------------------------------
                                                                 2,578,864         528
--------------------------------------------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--3.0%
      750M  Penney (J.C.) & Co., 6.125%, 2003                      719,312         148
      700M  Wal-Mart Stores, Inc., 8%, 2006                        756,325         155
--------------------------------------------------------------------------------------
                                                                 1,475,637         303
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TECHNOLOGY--3.1%
$     750M  International Business Machines Corp., 6.375%,
              2000                                             $   749,990     $   154
      725M  Xerox Corp., 7.15%, 2004                               737,499         151
--------------------------------------------------------------------------------------
                                                                 1,487,489         305
--------------------------------------------------------------------------------------
            TELEPHONE--6.0%
      850M  MCI Communication Corp., 7.50%, 2004                   887,757         182
      500M  MFS Communications Co., Inc., 0%-8 7/8%, 2006          367,500          75
      700M  New York Telephone Co., 7.25%, 2024                    669,375         137
    1,000M  Pacific Bell Telephone Co., 7%, 2004                 1,012,113         208
--------------------------------------------------------------------------------------
                                                                 2,936,745         602
--------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost $42,353,793)   43,057,261       8,836
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--7.7%
      700M  Federal Home Loan Mortgage Corp., 7.88%, 2004          702,371         144
    1,500M  United States Treasury Note, 6.375%, 2002            1,510,313         310
    1,500M  United States Treasury Note, 7%, 2006                1,559,531         320
--------------------------------------------------------------------------------------
            TOTAL VALUE OF U.S. GOVERNMENT OBLIGATIONS (cost
             $3,823,281)                                         3,772,215         774
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.4%
      350M  Brown-Forman Corp., 5.55%, 1/9/97                      349,568          72
      500M  S.C. Johnson & Son, Inc., 7%, 1/2/97                   499,903         103
      300M  Texaco, Inc., 6%, 1/3/97                               299,900          61
--------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $1,149,371)                                         1,149,371         236
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $47,326,445)           98.5%   47,978,847       9,846
OTHER ASSETS, LESS LIABILITIES                           1.5       750,330         154
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $48,729,177     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--94.1%
            BASIC MATERIALS--1.2%
   21,300   *Alyn Corporation                                  $    231,637     $    14
   75,000   *Repap Enterprises, Inc.                                208,597          12
   22,800   Schulman (A.), Inc.                                     558,600          33
   70,900   Stone Container Corporation                           1,054,637          63
---------------------------------------------------------------------------------------
                                                                  2,053,471         122
---------------------------------------------------------------------------------------
            CAPITAL GOODS--9.0%
   69,400   AGCO Corporation                                      1,986,575         118
   46,200   *American Buildings Company                           1,103,025          65
   43,200   *American Residential Services, Inc.                  1,171,800          70
   35,800   Columbus McKinnon Corporation                           559,375          33
   40,600   Corning, Inc.                                         1,877,750         111
   42,700   *Jacobs Engineering Group, Inc.                       1,008,787          60
   21,600   Millipore Corporation                                   893,700          53
   56,100   *Philip Environmental, Inc.                             813,450          48
   16,600   Raychem Corporation                                   1,330,075          79
   64,200   Reynolds & Reynolds Company                           1,669,200          99
  116,400   *Superior Services, Inc.                              2,371,650         141
   25,200   Titan Wheel International, Inc.                         321,300          19
---------------------------------------------------------------------------------------
                                                                 15,106,687         896
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--2.3%
   88,900   ECI Telecommunications Limited Designs                1,889,125         112
   17,700   *Intermedia Communications, Inc.                        455,775          27
   30,700   *Octel Communications Corporation                       537,250          32
  173,900   *USCI, Inc.                                             934,712          55
---------------------------------------------------------------------------------------
                                                                  3,816,862         226
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--13.5%
   42,700   Adidas AG (GDR) (Note 5)                              1,842,531         109
   51,000   *Bell Sports Corporation                                306,000          18
   53,300   *BMC West Corporation                                   652,925          39
   35,800   *Checkfree Corporation                                  613,075          36
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS (continued)
    8,500   *Copart, Inc.                                      $    111,562     $     7
   66,000   *CUC International, Inc.                              1,567,500          93
   52,000   Equifax, Inc.                                         1,592,500          94
   27,000   *Federated Department Stores, Inc.                      921,375          55
   35,400   *Franklin Electronic Publishers, Inc.                   429,225          25
   67,300   *Friedman's, Inc.                                       992,675          59
   21,100   *Hibbett Sporting Goods, Inc.                           305,950          18
   33,300   La Quinta Inns, Inc.                                    636,862          38
  112,700   *Lithia Motors, Inc.                                  1,253,787          74
   53,000   Oakwood Homes Corporation                             1,212,375          72
   49,800   *OfficeMax, Inc.                                        529,125          31
   88,900   Ogden Corporation                                     1,666,875          99
   49,500   *PIA Merchandising Services, Inc.                       519,750          31
   20,000   *Saks Holdings, Inc.                                    540,000          32
   27,000   *Scientific Games Holdings Corporation                  722,250          43
   59,800   *Silicon Gaming, Inc.                                   964,275          57
   28,400   TJ International, Inc.                                  660,300          39
   71,300   *Travis Boats & Motors, Inc.                            917,987          54
   74,600   *U.S. Office Products Company                         2,545,725         151
   35,200   *Vans, Inc.                                             440,000          26
   35,500   *Wet Seal, Inc.                                         758,812          45
---------------------------------------------------------------------------------------
                                                                 22,703,441       1,345
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--10.2%
   17,800   *American Radio Systems Corporation                     485,050          29
   53,300   *Buffets, Inc.                                          486,362          29
   19,513   Cardinal Health, Inc.                                 1,136,632          67
   60,200   *Cinar Films, Inc. - Class "B"                        1,565,200          93
   21,600   *Evergreen Media Corporation - Class "A"                540,000          32
   31,100   First Brands Corporation                                882,462          52
   37,800   Gaylord Entertainment Company - Class "A"               864,675          51
   33,400   *Outback Steakhouse, Inc.                               893,450          53
   48,800   *Perrigo Company                                        445,300          26
   35,500   *Quality Dining, Inc.                                   634,562          38
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   59,400   Richfood Holdings, Inc.                            $  1,440,450     $    85
   51,500   Rite Aid Corporation                                  2,047,125         121
   46,300   Rival Company                                         1,151,712          68
   88,600   *Steiner Leisure, Ltd.                                1,783,075         106
   61,500   *Tele-Communications, Inc. Liberty Media Group -
              Class "A"                                           1,756,594         104
   33,000   *Viacom, Inc. - Class "B"                             1,150,875          68
---------------------------------------------------------------------------------------
                                                                 17,263,524       1,022
---------------------------------------------------------------------------------------
            ENERGY--2.3%
   14,100   *Falcon Drilling Company, Inc.                          553,425          33
   33,000   *Input/Output, Inc.                                     610,500          36
   90,500   PacifiCorp                                            1,855,250         110
   17,800   *Trico Marine Services, Inc.                            854,400          51
---------------------------------------------------------------------------------------
                                                                  3,873,575         230
---------------------------------------------------------------------------------------
            FINANCIAL--11.1%
   16,900   Aames Financial Corporation                             606,288          36
   89,000   Ambassador Apartments, Inc.                           2,102,625         125
   41,000   *Cal Fed Bancorp, Inc.                                1,004,500          60
   38,780   Conseco, Inc.                                         2,472,225         147
   66,200   *Glendale Federal Bank FSB                            1,539,150          91
   89,100   *Imperial Credit Industries, Inc.                     1,871,100         111
   52,500   Independent Bank Corporation                            551,250          33
   71,000   Innkeepers USA Trust                                    985,125          58
   52,900   Integon Corporation                                     938,975          56
   16,500   Mark Twain Bancshares, Inc.                             804,375          48
   14,600   Mercantile Bancorporation                               750,075          45
   64,900   *NHP, Inc.                                            1,005,950          60
   15,900   Redwood Trust, Inc.                                     592,275          35
   43,550   Reliance Group Holdings, Inc.                           397,394          24
   28,600   The Money Store, Inc.                                   790,075          47
   56,700   Titan Holdings, Inc.                                    935,550          56
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL (continued)
   29,000   USF&G Corporation                                  $    605,375     $    36
   64,000   Willis Corroon Group PLC (ADR)                          736,000          44
---------------------------------------------------------------------------------------
                                                                 18,688,307       1,112
---------------------------------------------------------------------------------------
            HEALTHCARE/MISCELLANEOUS--13.2%
   53,800   *Atrix Laboratories, Inc.                               578,350          34
   21,500   *Cardiovascular Dynamics, Inc.                          279,500          17
   49,900   *CIMA Labs, Inc.                                        305,638          18
   35,900   *Coventry Corporation                                   332,635          20
   28,000   Dentsply International, Inc.                          1,330,000          79
   21,200   *EndoSonics Corporation                                 323,300          19
   86,500   *Ethical Holdings PLC (ADR)                             502,781          30
   38,200   Fisher Scientific International                       1,800,175         107
   17,700   *FPA Medical Management, Inc.                           396,038          24
   33,000   *Genesis Health Ventures, Inc.                        1,027,125          61
   13,900   HBO & Company                                           825,313          49
   17,800   *HCIA, Inc.                                             614,100          36
   39,000   *Health Care and Retirement Corporation               1,116,375          66
   71,800   *Health Systems Design Corporation                      637,225          38
   17,700   *HealthCare Financial Partners, Inc.                    225,675          13
   63,900   *Kensey Nash Corporation                                958,500          57
   36,000   *Ligand Pharmaceuticals - Class "B"                     535,500          32
   31,600   *Living Centers of America, Inc.                        876,900          52
   28,300   *Pediatric Services of America, Inc.                    548,313          33
   56,000   *Physician Support Systems, Inc.                      1,078,000          64
   28,400   *Physicians Resource Group, Inc.                        504,100          30
   24,600   *RoTech Medical Corporation                             516,600          31
   18,500   *Rural/Metro Corporation                                666,000          40
   33,300   *St. Jude Medical, Inc.                               1,419,413          84
   46,500   *Sunquest Information Systems, Inc.                     662,625          39
   21,700   Teva Pharmaceutical Industries, Ltd. (ADR)            1,090,425          65
  108,200   *VidaMed, Inc.                                        1,393,075          83
   36,600   *Watson Pharmaceuticals, Inc.                         1,644,713          98
---------------------------------------------------------------------------------------
                                                                 22,188,394       1,319
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY--29.6%
   53,300   *ACE*COMM Corporation                              $    799,500     $    47
   60,200   *Adaptec, Inc.                                        2,408,000         143
   23,200   *Adtran, Inc.                                           962,800          57
   13,300   *Altera Corporation                                     966,744          57
   44,600   *Analog Devices, Inc.                                 1,510,825          90
   71,800   *Applied Microsystems Corporation                       951,350          56
   33,100   *Atmel Corporation                                    1,096,438          65
   70,200   AVX Corporation                                       1,509,300          90
   34,500   *BISYS Group, Inc.                                    1,278,656          76
   15,600   *Cascade Communications Corporation                     859,950          51
    9,900   *Checkpoint Systems, Inc.                               245,025          15
   28,600   *CHS Electronics, Inc                                   489,775          29
   18,800   *Cisco Systems, Inc.                                  1,196,150          71
   26,550   Computer Associates International, Inc.               1,320,863          78
   30,400   *Control Data Systems, Inc.                             668,800          40
   35,300   *Credence Systems Corporation                           710,413          42
   37,200   *Cylink Corporation                                     483,600          29
   24,800   *Elexsys International, Inc.                            492,900          29
   63,400   *EMC Corporation                                      2,100,125         125
   89,600   Ericsson (L.M.) Telephone Co. (ADR) - Class "B"       2,704,800         160
   70,300   *ESS Technology, Inc.                                 1,977,188         117
    7,100   *Etec Systems, Inc.                                     271,575          16
   17,700   *Flextronics International, Ltd.                        491,175          29
   21,800   *Informix Corporation                                   444,175          26
   35,800   *Innotech, Inc.                                         277,450          16
    8,000   Intel Corporation                                     1,047,500          62
   32,200   *Interlink Computer Sciences, Inc.                      539,350          32
   63,800   *Kent Electronics                                     1,642,850          97
   46,200   *LSI Logic Corporation                                1,235,850          73
   35,600   *Metromedia International Group                         351,550          21
   27,200   *Microsoft Corporation                                2,247,400         133
   21,100   Motorola, Inc.                                        1,295,013          77
   17,800   *Network Appliance, Inc.                                905,575          54
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
December 31, 1996

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
SHARES OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   66,700   *Network General Corporation                       $  2,017,675     $   120
   15,300   Nokia Corporation (ADR) - Class "A"                     881,663          52
   13,200   *Novellus Systems, Inc.                                 715,275          42
   35,500   *Object Design, Inc.                                    417,125          25
   31,125   *Oracle Corporation                                   1,299,469          77
   28,000   *Quantum Corporation                                    801,500          48
   61,000   *Saville Systems Ireland (ADR)                        2,478,125         147
   27,500   *Sterling Commerce, Inc.                                969,375          58
  154,400   *SystemSoft Corporation                               2,296,700         136
    6,200   *U.S. Robotics Corporation                              446,400          26
   24,800   *Versant Object Technology Corporation                  461,900          27
   31,900   *XcelleNet, Inc.                                        514,388          31
   16,200   *3Com Corporation                                     1,188,675          71
---------------------------------------------------------------------------------------
                                                                 49,970,935       2,963
---------------------------------------------------------------------------------------
            TRANSPORTATION--1.7%
   67,200   Interpool, Inc.                                       1,570,800          93
   21,500   *Landstar System, Inc.                                  499,875          30
  167,000   Transportacion Maritima Mexicana S.A. de C.V.
              (ADR)                                                 876,750          52
---------------------------------------------------------------------------------------
                                                                  2,947,425         175
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $130,933,795)    158,612,621       9,410
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.7%
$   1,200M  Madison Gas & Electric, 5.47%, 1/15/97                1,197,447          71
    1,800M  Nestle Capital Corp., 5.49%, 1/21/97                  1,794,510         106
    1,500M  South Carolina Gas & Electric, 5.45%, 1/23/97         1,495,004          89
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $4,486,961)                                          4,486,961         266
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $135,420,756)                 96.8%   163,099,582       9,676
OTHER ASSETS, LESS LIABILITIES                                  3.2      5,468,595         324
----------------------------------------------------------------------------------------------
NET ASSETS                                                    100.0%  $168,568,177     $10,000
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            COMMON STOCKS--74.6%
            BASIC MATERIALS--3.1%
    2,100   Dow Chemical Company                               $   164,587     $    29
    2,900   Du Pont (E.I.) de Nemours & Company                    273,687          48
    4,500   International Paper Company                            181,687          32
    5,500   Monsanto Company                                       213,812          37
    6,900   Nucor Corporation                                      351,900          61
   13,000   Schulman (A.), Inc.                                    318,500          55
    4,300   Willamette Industries, Inc.                            300,462          52
--------------------------------------------------------------------------------------
                                                                 1,804,635         314
--------------------------------------------------------------------------------------
            CAPITAL GOODS--7.4%
   15,100   AGCO Corporation                                       432,237          75
    1,500   AlliedSignal, Inc.                                     100,500          17
    3,000   Avery Dennison Corporation                             106,125          18
    2,200   Boeing Company                                         234,025          41
    7,100   Corning, Inc.                                          328,375          57
    5,600   Cummins Engine Company, Inc.                           257,600          45
    6,700   General Electric Company                               662,462         115
    7,300   Laidlaw, Inc. - Class "B"                               83,950          15
    2,300   Minnesota Mining & Manufacturing Company               190,612          33
   10,400   Reynolds & Reynolds Company                            270,400          47
    8,600   Thomas & Betts Corporation                             381,625          66
    3,800   *Tyco International, Ltd.                              200,925          35
    2,200   United Technologies Corporation                        145,200          25
   13,800   *USA Waste Services, Inc.                              439,875          76
    7,600   York International Corporation                         424,650          74
--------------------------------------------------------------------------------------
                                                                 4,258,561         739
--------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--1.5%
    5,100   GTE Corporation                                        232,050          40
    6,000   MCI Communications Corporation                         196,125          34
    7,000   *Octel Communications Corporation                      122,500          21
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            COMMUNICATION SERVICES (continued)
    3,700   SBC Communications, Inc.                           $   191,475     $    33
   22,300   *USCI, Inc.                                            119,862          21
--------------------------------------------------------------------------------------
                                                                   862,012         149
--------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--6.8%
    3,700   Adidas AG (GDR) (Note 5)                               159,657          28
   12,900   *CUC International, Inc.                               306,375          53
    2,000   Eastman Kodak Company                                  160,500          28
   10,800   Equifax, Inc.                                          330,750          57
    9,200   *Federated Department Stores, Inc.                     313,950          55
    3,800   General Motors Corporation                             211,850          37
    5,600   Harley-Davidson, Inc.                                  263,200          46
    7,200   *Lear Corporation                                      245,700          43
    9,300   Masco Corporation                                      334,800          58
    3,000   Nike, Inc.                                             179,250          31
   21,000   Ogden Corporation                                      393,750          68
    2,500   Pep Boys - Manny, Moe & Jack                            76,875          13
    4,100   *Staples, Inc.                                          74,056          13
    3,400   Tribune Company                                        268,175          47
   10,800   *U.S. Office Products Company                          368,550          64
    8,700   Wal-Mart Stores, Inc.                                  199,012          35
--------------------------------------------------------------------------------------
                                                                 3,886,450         676
--------------------------------------------------------------------------------------
            CONSUMER STAPLES--11.0%
    5,200   Anheuser-Busch Cos., Inc.                              208,000          36
    9,100   Coca-Cola Company                                      478,887          83
    2,000   CPC International, Inc.                                155,000          27
   10,800   Dole Food Company                                      365,850          64
    9,700   *Evergreen Media Corporation - Class "A"               242,500          42
   13,600   First Brands Corporation                               385,900          67
    4,200   Gillette Company                                       326,550          57
    4,600   *Infinity Broadcasting Corporation - Class "A"         154,675          27
    2,600   Kimberly-Clark Corporation                             247,650          43
    8,000   *Kroger Company                                        372,000          65
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   13,000   McCormick & Company, Inc.                          $   306,312     $    53
   14,000   PepsiCo, Inc.                                          409,500          71
    4,300   Procter & Gamble Company                               462,250          80
   16,200   Richfood Holdings, Inc.                                392,850          68
    2,700   Sysco Corporation                                       88,087          15
    9,900   *Tele-Communications, Inc. Liberty Media Group -
              Class "A"                                            282,769          49
    6,900   Time Warner, Inc.                                      258,750          45
    1,500   Unilever N.V.                                          262,875          46
    6,600   US West Communications Group                           212,850          37
   10,900   *US West Media Group                                   201,650          35
    4,700   Walt Disney Company                                    327,238          57
    9,100   Whitman Corporation                                    208,163          36
--------------------------------------------------------------------------------------
                                                                 6,350,306       1,103
--------------------------------------------------------------------------------------
            ENERGY--7.5%
    3,400   Amoco Corporation                                      273,700          48
    9,500   Apache Corporation                                     336,063          58
    5,100   Exxon Corporation                                      499,800          87
   15,100   Louisiana-Pacific Corporation                          318,988          55
    2,700   Mobil Corporation                                      330,075          57
   10,800   Pacific Enterprises                                    328,050          57
   12,000   Questar Corporation                                    441,000          77
    2,900   Royal Dutch Petroleum Company                          495,175          86
    2,150   Schlumberger, Ltd.                                     214,731          37
   10,800   *Tejas Gas Corporation                                 514,350          89
    1,400   Union Pacific Corporation                               84,175          15
   12,150   Williams Companies, Inc.                               455,625          79
--------------------------------------------------------------------------------------
                                                                 4,291,732         745
--------------------------------------------------------------------------------------
            FINANCIAL--11.8%
   16,000   Ambassador Apartments, Inc.                            378,000          66
    3,400   American Express Company                               192,100          33
   15,100   American Financial Group, Inc.                         570,025          99
    3,200   American International Group, Inc.                     346,400          60
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            FINANCIAL (continued)
    3,000   Bank of Boston Corporation                         $   192,750     $    34
    2,500   BankAmerica Corporation                                249,375          43
    3,700   Chase Manhattan Corporation                            330,225          57
    3,500   Citicorp                                               360,500          63
   11,200   Federal National Mortgage Association                  417,200          73
    3,700   First Union Corporation                                273,800          48
    7,400   *Imperial Credit Industries, Inc.                      155,400          27
   41,000   Innkeepers USA Trust                                   568,875          99
    2,500   National City Corporation                              112,188          20
    2,200   NationsBank Corporation                                215,050          37
    3,300   Norwest Corporation                                    143,550          25
   13,200   Ohio Casualty Corporation                              468,600          81
    8,600   Redwood Trust, Inc.                                    320,350          56
    2,100   Salomon, Inc.                                           98,963          17
    2,000   Student Loan Marketing Association                     186,250          32
   13,600   The Money Store, Inc.                                  375,700          65
    6,700   Torchmark Corporation                                  338,350          59
   24,200   USF&G Corporation                                      505,175          88
--------------------------------------------------------------------------------------
                                                                 6,798,826       1,182
--------------------------------------------------------------------------------------
            HEALTHCARE/MISCELLANEOUS--4.9%
    4,600   Abbott Laboratories                                    233,450          41
    3,800   American Home Products Corporation                     222,775          39
    2,400   *Biogen, Inc.                                           93,000          16
    2,800   Bristol-Myers Squibb Company                           304,500          53
   11,900   *Cardiovascular Dynamics, Inc.                         154,700          27
    9,100   Dentsply International, Inc.                           432,250          75
    4,800   Eli Lilly & Company                                    350,400          61
    7,100   Johnson & Johnson                                      353,225          61
    4,600   Merck & Company, Inc.                                  364,550          63
   13,400   *Tenet Healthcare Corporation                          293,125          51
--------------------------------------------------------------------------------------
                                                                 2,801,975         487
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
                                                                            $10,000 OF
   SHARES   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TECHNOLOGY--15.8%
   16,400   *Adaptec, Inc.                                     $   656,000     $   114
    6,500   Adobe Systems, Inc.                                    242,938          42
    9,100   *Analog Devices, Inc.                                  308,263          54
   28,100   AVX Corporation                                        604,150         105
    4,400   *Cascade Communications Corporation                    242,550          42
    5,000   *Cisco Systems, Inc.                                   318,125          55
    8,400   Computer Associates International, Inc.                417,900          73
    7,600   *Compuware Corporation                                 380,950          66
    4,200   *Dell Computer Corporation                             223,125          39
   15,800   *EMC Corporation                                       523,375          91
    7,500   Ericsson (L.M.) Telephone Co. (ADR) - Class "B"        226,406          39
    6,400   First Data Corporation                                 233,600          41
    2,100   Grainger (W.W.), Inc.                                  168,525          29
    5,800   Hewlett-Packard Company                                291,450          51
    4,400   Intel Corporation                                      576,125         100
    2,200   International Business Machines Corporation            332,200          58
    8,000   *LSI Logic Corporation                                 214,000          37
    2,000   Lucent Technologies, Inc.                               92,500          16
    8,600   *Microsoft Corporation                                 710,575         123
    5,700   Motorola, Inc.                                         349,838          61
   13,400   *Network General Corporation                           405,350          70
    4,200   Nokia Corporation (ADR) - Class "A"                    242,025          42
    3,125   *Oracle Corporation                                    130,469          23
    6,600   *Sun Microsystems, Inc.                                169,538          29
   26,500   *SystemSoft Corporation                                394,188          69
    4,700   Texas Instruments, Inc.                                299,625          52
    1,200   *U.S. Robotics Corporation                              86,400          15
    3,500   *3Com Corporation                                      256,813          45
--------------------------------------------------------------------------------------
                                                                 9,097,003       1,581
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
December 31, 1996

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
SHARES OR                                                                     FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.7%
   17,600   Interpool, Inc.                                    $   411,400     $    72
    3,100   Ryder System, Inc.                                      87,188          15
   21,600   *Swift Transportation Company, Inc.                    507,600          88
--------------------------------------------------------------------------------------
                                                                 1,006,188         175
--------------------------------------------------------------------------------------
            UTILITIES--3.1%
    5,700   CINergy Corporation                                    190,238          33
    3,900   Duke Power Company                                     180,375          31
    3,800   Enron Corporation                                      163,875          28
    4,700   FPL Group, Inc.                                        216,200          38
   18,600   PacifiCorp                                             381,300          66
   12,100   Sierra Pacific Resources                               347,875          60
    3,000   Sonat, Inc.                                            154,500          27
    4,000   Texas Utilities Company                                163,000          28
--------------------------------------------------------------------------------------
                                                                 1,797,363         311
--------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $36,223,161)     42,955,051       7,462
--------------------------------------------------------------------------------------
            CORPORATE BONDS--15.9%
            CHEMICALS--1.3%
$     650M  Rexene Corp., 11.75%, 2004                             734,500         128
--------------------------------------------------------------------------------------
            CONSUMER STAPLES--1.1%
      600M  Universal Corp., 9.25%, 2001                           651,568         113
--------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--.9%
      500M  Printpack, Inc., 9.875%, 2004 (Note 5)                 522,500          91
--------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--.9%
      500M  Chrysler Corp., 10.95%, 2017                           540,508          94
--------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--1.1%
      600M  Essex Group, Inc., 10%, 2003                           621,000         108
--------------------------------------------------------------------------------------
            FINANCIAL--.9%
      500M  Nationsbank Corp., 8.125%, 2002                        530,735          92
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            HEALTHCARE--2.3%
$     600M  Healthsouth Rehabilitation Corp., 9.50%, 2001      $   640,500     $   111
      600M  Ornda Healthcorp., 11.375%, 2004                       696,000         121
--------------------------------------------------------------------------------------
                                                                 1,336,500         232
--------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--1.1%
      600M  Rogers Communication Inc., 10.875%, 2004               634,500         110
--------------------------------------------------------------------------------------
            MISCELLANEOUS--.5%
      250M  Iron Mountain, Inc., 10.125%, 2006                     266,250          46
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--4.8%
      800M  Rainy River Forest Products Co., Inc., 10.75%,
              2001                                                 872,000         152
      800M  S.D. Warren Co., Inc., 12%, 2004                       868,000         151
    1,000M  Stone Container Corp., 9.875%, 2001                  1,015,000         176
--------------------------------------------------------------------------------------
                                                                 2,755,000         479
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--1.0%
      750M  MFS Communications Co., Inc., 0%-8 7/8%, 2006          551,250          96
--------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost $8,603,727)     9,144,311       1,589
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--1.8%
    1,000M  Federal National Mortgage Association, 8.50%,
              2005 (cost $1,036,719)                             1,051,970         183
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--7.3%
      300M  BellSouth Telecomm, Inc., 5.32%, 2/14/97               298,049          52
    2,000M  Kellogg Company, 5.37%, 1/9/97                       1,997,613         347
    1,900M  S.C. Johnson & Son, Inc., 7%, 1/2/97                 1,899,631         330
--------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $4,195,293)                                         4,195,293         729
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $50,058,900)                  99.6%   57,346,625       9,963
OTHER ASSETS, LESS LIABILITIES                                   .4       215,055          37
---------------------------------------------------------------------------------------------
NET ASSETS                                                    100.0%  $57,561,680     $10,000
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS SERIES FUND
December 31, 1996

--------------------------------------------------------------------------------------------------------
                                                            INSURED
                                                       INTERMEDIATE  INVESTMENT     SPECIAL        TOTAL
                                            BLUE CHIP    TAX EXEMPT       GRADE  SITUATIONS       RETURN
                                                 FUND          FUND        FUND        FUND         FUND
--------------------------------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $185,449,275  $  7,823,713  $47,326,445 $135,420,756 $50,058,900
                                         ------------  ------------  ----------  ----------  -----------
                                         ------------  ------------  ----------  ----------  -----------
  At value (Note 1A)...................  $249,019,730  $  8,148,906  $47,978,847 $163,099,582 $57,346,625
Cash...................................     7,764,825        88,818      42,780   6,362,420       61,435
Receivables:
  Interest and dividends...............       282,687       104,851     890,921      97,041      296,826
  Trust shares sold....................       650,542           504      31,794     343,561       39,414
Other assets...........................           511            --          64          32        1,687
                                         ------------  ------------  ----------  ----------  -----------
Total Assets...........................   257,718,295     8,343,079  48,944,406  169,902,636  57,745,987
                                         ------------  ------------  ----------  ----------  -----------
LIABILITIES
Payables:
  Investment securities purchased......            --       302,270          --     395,401           --
  Cash portion of dividend payable
    1/15/97............................       121,643         9,569      70,158     422,447       33,230
  Trust shares redeemed................       424,540            --      88,910     264,404       60,418
Accrued advisory fee...................       158,983         2,893      26,497     103,914       35,927
Accrued expenses.......................       149,904            --      29,664     148,293       54,732
                                         ------------  ------------  ----------  ----------  -----------
Total Liabilities......................       855,070       314,732     215,229   1,334,459      184,307
                                         ------------  ------------  ----------  ----------  -----------
NET ASSETS.............................  $256,863,225  $  8,028,347  $48,729,177 $168,568,177 $57,561,680
                                         ------------  ------------  ----------  ----------  -----------
                                         ------------  ------------  ----------  ----------  -----------
NET ASSETS CONSIST OF:
Capital paid in........................  $193,257,196  $  7,925,426  $48,067,481 $141,000,842 $50,198,750
Undistributed net investment income....        35,574         2,748       9,294          --      101,523
Accumulated net realized loss on
  investment transactions..............            --      (225,020)         --    (111,491)     (26,318)
Net unrealized appreciation in value
  of investments.......................    63,570,455       325,193     652,402  27,678,826    7,287,725
                                         ------------  ------------  ----------  ----------  -----------
Total..................................  $256,863,225  $  8,028,347  $48,729,177 $168,568,177 $57,561,680
                                         ------------  ------------  ----------  ----------  -----------
                                         ------------  ------------  ----------  ----------  -----------
TRUST SHARES OUTSTANDING (Note 4):
  Class A..............................    12,320,868     1,280,566   4,672,876   7,636,483    4,416,089
  Class B..............................       878,380       105,786     234,787     500,906       81,104
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................  $      19.47  $       5.79  $     9.93  $    20.73  $     12.80
                                               ------         -----       -----  ----------  -----------
                                               ------         -----       -----  ----------  -----------
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A (Net asset
  value/.9375)*........................  $      20.77  $       6.18  $    10.59  $    22.11  $     13.65
                                               ------         -----  ----------  ----------  -----------
                                               ------         -----  ----------  ----------  -----------
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B......................  $      19.37  $       5.80  $     9.94  $    20.45  $     12.72
                                               ------         -----       -----  ----------  -----------
                                               ------         -----       -----  ----------  -----------

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS SERIES FUND
Year Ended December 31, 1996

------------------------------------------------------------------------------------------------------
                                                           INSURED
                                                      INTERMEDIATE  INVESTMENT     SPECIAL       TOTAL
                                           BLUE CHIP    TAX EXEMPT       GRADE  SITUATIONS      RETURN
                                                FUND          FUND        FUND        FUND        FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $ 1,095,042  $    408,855  $3,580,217  $1,142,207  $1,924,341
  Dividends............................    3,579,679            --          --   1,023,704     562,359
  Consent fees.........................           --            --       6,750          --          40
                                         -----------  ------------  ----------  ----------  ----------
Total income...........................    4,674,721       408,855   3,586,967   2,165,911   2,486,740
                                         -----------  ------------  ----------  ----------  ----------
Expenses (Notes 1 and 3):
  Advisory fee.........................    2,079,523        44,510     368,771   1,498,308     557,206
  Shareholder servicing costs..........      651,288         8,231     133,949     643,280     185,847
  Distribution plan expenses - Class
    A..................................      603,372        20,739     142,304     427,003     165,211
  Distribution plan expenses - Class
    B..................................      107,618         5,049      17,349      74,995       6,986
  Reports and notices to
    shareholders.......................       65,314         1,748      11,322      72,906      17,023
  Professional fees....................       34,069        10,235      15,183      26,468      19,231
  Custodian fees.......................       34,419         1,950       7,128      32,179      29,691
  Other expenses.......................       37,095         2,977      12,876      30,612      14,778
                                         -----------  ------------  ----------  ----------  ----------
Total expenses.........................    3,612,698        95,439     708,882   2,805,751     995,973
Less: Expenses waived or assumed.......     (490,381)      (54,036)   (152,456)   (374,577)   (139,362)
     Custodian fees paid indirectly....      (19,316)       (1,950)     (3,301)    (17,002)         --
                                         -----------  ------------  ----------  ----------  ----------
Net expenses...........................    3,103,001        39,453     553,125   2,414,172     856,611
                                         -----------  ------------  ----------  ----------  ----------
Net investment income (loss)...........    1,571,720       369,402   3,033,842    (248,261)  1,630,129
                                         -----------  ------------  ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain (loss) on
  investments..........................   13,853,283       (13,642)    108,990   9,162,648   4,564,414
Net unrealized appreciation
  (depreciation) of investments........   25,028,855       (65,142) (2,054,202)  7,926,160    (470,679)
                                         -----------  ------------  ----------  ----------  ----------
Net gain (loss) on investments.........   38,882,138       (78,784) (1,945,212) 17,088,808   4,093,735
                                         -----------  ------------  ----------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $40,453,858  $    290,618  $1,088,630  $16,840,547 $5,723,864
                                         -----------  ------------  ----------  ----------  ----------
                                         -----------  ------------  ----------  ----------  ----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS SERIES FUND

--------------------------------------------------------------------------------------------
                                                                             INSURED
                                                  BLUE CHIP                INTERMEDIATE
                                                     FUND                TAX EXEMPT FUND
                                          --------------------------  ----------------------
YEAR ENDED DECEMBER 31                            1996          1995        1996        1995
----------------------------------------  ------------  ------------  ----------  ----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)..........  $  1,571,720  $  1,814,505  $  369,402  $  337,020
  Net realized gain (loss) on
    investments.........................    13,853,283     5,979,563     (13,642)        (12)
  Net unrealized appreciation
    (depreciation) of investments.......    25,028,855    34,678,998     (65,142)    454,526
                                          ------------  ------------  ----------  ----------
    Net increase in net assets resulting
      from operations...................    40,453,858    42,473,066     290,618     791,534
                                          ------------  ------------  ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income - Class
    A...................................    (1,797,674)   (1,794,647)   (348,573)   (330,471)
  From net investment income - Class
    B...................................       (32,262)      (28,155)    (20,249)     (5,226)
  From net realized gain - Class A......   (12,932,431)   (5,794,467)         --          --
  From net realized gain - Class B......      (920,852)     (185,096)         --          --
  In excess of realized gain on
    investments - Class A...............            --            --          --          --
  In excess of realized gain on
    investments - Class B...............            --            --          --          --
                                          ------------  ------------  ----------  ----------
    Total distributions.................   (15,683,219)   (7,802,365)   (368,822)   (335,697)
                                          ------------  ------------  ----------  ----------
TRUST SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold.............    59,240,476    30,855,778   1,414,425   1,707,243
  Value of distributions reinvested.....    14,593,546     7,124,835     259,914     251,295
  Cost of shares redeemed...............   (27,930,727)  (25,713,861) (1,203,575) (1,080,698)
                                          ------------  ------------  ----------  ----------
                                            45,903,295    12,266,752     470,764     877,840
                                          ------------  ------------  ----------  ----------
Class B:
  Proceeds from shares sold.............    10,411,903     5,044,595     341,636     372,887
  Value of distributions reinvested.....       949,486       211,655       8,017       2,826
  Cost of shares redeemed...............      (924,914)     (134,770)   (108,807)     (2,000)
                                          ------------  ------------  ----------  ----------
                                            10,436,475     5,121,480     240,846     373,713
                                          ------------  ------------  ----------  ----------
  Net increase (decrease) from trust
    share transactions..................    56,339,770    17,388,232     711,610   1,251,553
                                          ------------  ------------  ----------  ----------
    Net increase (decrease) in net
      assets............................    81,110,409    52,058,933     633,406   1,707,390
NET ASSETS
  Beginning of year.....................   175,752,816   123,693,883   7,394,941   5,687,551
                                          ------------  ------------  ----------  ----------
  End of year+..........................  $256,863,225  $175,752,816  $8,028,347  $7,394,941
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------
  +Includes undistributed net investment
    income of...........................  $     35,574  $    293,790  $    2,748  $    2,168
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------
(a)TRUST SHARES ISSUED AND REDEEMED
Class A:
  Sold..................................     3,180,586     1,958,324     245,693     298,216
  Issued for distributions reinvested...       752,243       408,815      45,078      43,763
  Redeemed..............................    (1,501,552)   (1,667,553)   (209,235)   (189,523)
                                          ------------  ------------  ----------  ----------
  Net increase (decrease) in Class A
    shares outstanding..................     2,431,277       699,586      81,536     152,456
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------
Class B:
  Sold..................................       559,282       315,310      58,860      64,431
  Issued for distributions reinvested...        49,071        11,994       1,391         489
  Redeemed..............................       (49,439)       (7,838)    (19,041)       (344)
                                          ------------  ------------  ----------  ----------
  Net increase in Class B shares
    outstanding.........................       558,914       319,466      41,210      64,576
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------------------

                                              INVESTMENT GRADE          SPECIAL SITUATIONS            TOTAL RETURN
                                                    FUND                       FUND                       FUND
                                          ------------------------  --------------------------  ------------------------
                                                 1996         1995          1996          1995         1996         1995
----------------------------------------  -----------  -----------  ------------  ------------  -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)..........  $ 3,033,842  $ 3,137,597  $   (248,261) $    (99,045) $ 1,630,129  $ 1,624,015
  Net realized gain (loss) on
    investments.........................      108,990       67,631     9,162,648     4,776,742    4,564,414    1,809,004
  Net unrealized appreciation
    (depreciation) of investments.......   (2,054,202)   5,383,848     7,926,160    17,856,965     (470,679)   8,913,490
                                          -----------  -----------  ------------  ------------  -----------  -----------
    Net increase in net assets resulting
      from operations...................    1,088,630    8,589,076    16,840,547    22,534,662    5,723,864   12,346,509
                                          -----------  -----------  ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income - Class
    A...................................   (2,965,537)  (3,128,539)           --            --   (1,672,752)  (1,523,212)
  From net investment income - Class
    B...................................      (95,970)     (26,151)           --            --      (20,249)      (3,901)
  From net realized gain - Class A......      (79,969)          --    (8,473,398)   (4,513,641)  (4,504,684)  (1,800,205)
  From net realized gain - Class B......       (4,021)          --      (552,560)     (164,734)     (82,687)      (8,799)
  In excess of realized gain on
    investments - Class A...............           --      (14,684)           --            --           --       (3,345)
  In excess of realized gain on
    investments - Class B...............           --         (343)           --            --           --          (16)
                                          -----------  -----------  ------------  ------------  -----------  -----------
    Total distributions.................   (3,145,497)  (3,169,717)   (9,025,958)   (4,678,375)  (6,280,372)  (3,339,478)
                                          -----------  -----------  ------------  ------------  -----------  -----------
TRUST SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold.............    8,590,879    7,877,385    41,811,559    33,124,063    5,275,595    3,426,577
  Value of distributions reinvested.....    2,386,687    2,435,394     8,052,244     4,251,850    6,135,139    3,303,023
  Cost of shares redeemed...............  (12,567,534) (11,876,289)  (24,410,399)  (19,660,248)  (9,794,345) (10,998,541)
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                           (1,589,968)  (1,563,510)   25,453,404    17,715,665    1,616,389   (4,268,941)
                                          -----------  -----------  ------------  ------------  -----------  -----------
Class B:
  Proceeds from shares sold.............    1,459,481    1,166,562     5,717,918     4,418,828      746,950      247,304
  Value of distributions reinvested.....       78,964       18,187       551,266       162,263      102,924       12,704
  Cost of shares redeemed...............     (325,873)     (56,045)     (865,479)     (162,649)     (59,781)          --
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                            1,212,572    1,128,704     5,403,705     4,418,442      790,093      260,008
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Net increase (decrease) from trust
    share transactions..................     (377,396)    (434,806)   30,857,109    22,134,107    2,406,482   (4,008,933)
                                          -----------  -----------  ------------  ------------  -----------  -----------
    Net increase (decrease) in net
      assets............................   (2,434,263)   4,984,553    38,671,698    39,990,394    1,849,974    4,998,098
NET ASSETS
  Beginning of year.....................   51,163,440   46,178,887   129,896,479    89,906,085   55,711,706   50,713,608
                                          -----------  -----------  ------------  ------------  -----------  -----------
  End of year+..........................  $48,729,177  $51,163,440  $168,568,177  $129,896,479  $57,561,680  $55,711,706
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------
  +Includes undistributed net investment
    income of...........................  $     9,294  $    36,959  $         --  $         --  $   101,523  $   190,956
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------
(a)TRUST SHARES ISSUED AND REDEEMED
Class A:
  Sold..................................      863,456      798,381     2,056,926     1,771,857      403,915      279,476
  Issued for distributions reinvested...      240,179      245,208       388,434       211,325      476,189      252,244
  Redeemed..............................   (1,264,529)  (1,206,098)   (1,193,114)   (1,071,368)    (737,036)    (913,524)
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Net increase (decrease) in Class A
    shares outstanding..................     (160,894)    (162,509)    1,252,246       911,814      143,068     (381,804)
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------
Class B:
  Sold..................................      147,002      116,443       282,350       234,052       56,645       19,916
  Issued for distributions reinvested...        7,948        1,794        26,957         8,109        8,057          954
  Redeemed..............................      (32,903)      (5,497)      (42,387)       (8,174)      (4,468)          --
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Net increase in Class B shares
    outstanding.........................      122,047      112,740       266,920       233,987       60,234       20,870
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Insured Intermediate Tax Exempt Fund, Investment Grade Fund, Special Situations Fund, and Total Return Fund and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital.

INSURED INTERMEDIATE TAX EXEMPT FUND seeks to provide a high level of interest income which is exempt from federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax.

INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

SPECIAL SITUATIONS FUND seeks long-term growth of capital.

TOTAL RETURN FUND seeks to provide investors with high long-term total investment return consistent with moderate investment risk.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the trustees of the Fund

The municipal bonds in which the Insured Intermediate Tax Exempt Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers in determining value. "When Issued Securities" are reflected in the assets of the Fund as of the date the securities are purchased.

The municipal bonds held by the Insured Intermediate Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. It is the intention of the Fund to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar securities which are not in default. The Fund may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At December 31, 1996, the Insured Intermediate Tax Exempt Fund had capital loss carryovers of $225,020, of which $160,056 expires in 2002 and $51,323 expires in 2003 and $13,641 expires in 2004.

C. Distributions to Shareholders--Dividends from net investment income to shareholders of the Insured Intermediate Tax Exempt Fund and the Investment Grade Fund are declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund and Total Return Fund are declared and paid quarterly and dividends, if any, from net investment income of the Special Situations Fund are declared and paid annually. Distributions from net realized capital gains are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, tax-exempt interest, capital loss carryforwards, and post October losses.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the First Investors Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Bank of New York, custodian for the Funds, other than the Total Return Fund, has provided credits in the amount of $41,569 against custodian charges based on the uninvested cash balances of these Funds.

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND

2. SECURITY TRANSACTIONS--For the year ended December 31, 1996, purchases and sales of securities and long-term U.S. Government obligations, excluding U.S. Treasury bills and short-term corporate notes, were as follows:

                                                                          Long-Term U.S.
                                                 Securities           Government Obligations
                                         --------------------------  ------------------------
                                              Cost of      Proceeds      Cost of     Proceeds
                                            Purchases      of Sales    Purchases     of Sales
                                         ------------  ------------  -----------  -----------

Blue Chip Fund.........................  $113,556,234  $ 86,066,358  $        --  $        --
Insured Intermediate Tax Exempt Fund...     6,775,826     5,953,292           --           --
Investment Grade Fund..................     7,330,350     6,965,103    3,123,281    3,166,875
Special Situations Fund................   159,536,193   128,516,356           --           --
Total Return Fund......................    57,282,826    53,431,226   15,329,476   22,149,016

At December 31, 1996, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                              Gross         Gross           Net
                                            Aggregate    Unrealized    Unrealized    Unrealized
                                                 Cost  Appreciation  Depreciation  Appreciation
                                         ------------  ------------  ------------  ------------
Blue Chip Fund.........................  $185,449,275  $ 65,565,561  $  1,995,106  $ 63,570,455
Insured Intermediate Tax Exempt Fund...     7,823,713       333,874         8,681       325,193
Investment Grade Fund..................    47,326,445     1,059,667       407,265       652,402
Special Situations Fund................   135,532,246    36,721,957     9,154,621    27,567,336
Total Return Fund......................    50,085,218     8,552,528     1,291,121     7,261,407

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund other than the Insured Intermediate Tax Exempt Fund and the Investment Grade Fund, an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Funds' average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The annual fee for the Insured Intermediate Tax Exempt Fund is payable monthly, at the rate of .60% of the Funds' average daily net assets. The annual fee for the Investment Grade Fund is payable monthly, at the rate of .75% on the first $300 million of the Funds' average daily net assets, .72% on the next $200 million, .69% on the next $200 million, and .66% on average daily net assets over $750 million. Total advisory fees accrued to FIMCO for the year ended December 31, 1996 were $4,548,318 of which $1,069,264 was waived. In addition, expenses of $120,809 were assumed by FIMCO.

For the year ended December 31, 1996, FIC, as underwriter, received $4,896,284 in commissions from the sale of Fund shares, after allowing $65,260 to other dealers. Shareholder servicing costs included $1,219,782 in transfer agent fees and out of pocket expenses accrued to ADM and $402,813 in custodian fees accrued to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. Total 12b-1 fees accrued to FIC amounted to $1,570,626 (of which $20,739 was waived on the Insured Intermediate Tax Exempt Fund).

4. CAPITAL--Each Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

5. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At December 31, 1996, the Blue Chip, Special Situations and Total Return Funds held one, one and two 144A securities, respectively, with aggregate values of $1,108,970, $1,842,531 and $682,157, respectively. These securities represent .4%, 1.1% and 1.2% of the respective Funds' net assets and are valued as set forth in Note 1A.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS SERIES FUND

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------------------------
                                                                     P E R S H A R E D A T A
                                -------------------------------------------------------------------------------------------------

                                             INCOME FROM INVESTMENT OPERATIONS
                                           --------------------------------------   LESS DISTRIBUTIONS
                                NET ASSET                                                  FROM                         NET ASSET
                                    VALUE                NET REALIZED              --------------------                     VALUE
                                ---------         NET  AND UNREALIZED  TOTAL FROM         NET       NET                 ---------
                                BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL        END
                                OF PERIOD      INCOME     INVESTMENTS  OPERATIONS      INCOME     GAINS  DISTRIBUTIONS  OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1/3/89* to 12/31/89...........  $   11.13  $      .50  $         1.18  $     1.68  $      .40  $     --  $         .40  $   12.41
1990..........................      12.41         .32            (.74)       (.42)        .35        --            .35      11.64
1991..........................      11.64         .21            2.96        3.17         .22        --            .22      14.59
1992..........................      14.59         .13             .82         .95         .13       .12            .25      15.29
1993..........................      15.29         .10            1.08        1.18         .10       .79            .89      15.58
1994..........................      15.58         .11            (.58)       (.47)        .09      1.56           1.65      13.46
1995..........................      13.46         .19            4.37        4.56         .20       .60            .80      17.22
1996..........................      17.22         .14            3.39        3.53         .17      1.11           1.28      19.47
CLASS B
1/12/95* to 12/31/95..........      13.51         .10            4.31        4.41         .16       .60            .76      17.16
1996..........................      17.16         .06            3.32        3.38         .06      1.11           1.17      19.37
---------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
CLASS A
11/22/93* to 12/31/93.........       5.79          --              --          --          --        --             --       5.79
1994..........................       5.79         .24            (.36)       (.12)        .24        --            .24       5.43
1995..........................       5.43         .30             .42         .72         .30        --            .30       5.85
1996..........................       5.85         .29            (.06)        .23         .29        --            .29       5.79
CLASS B
1/12/95* to 12/31/95..........       5.45         .25             .41         .66         .26        --            .26       5.85
1996..........................       5.85         .23            (.05)        .18         .23        --            .23       5.80
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
CLASS A
2/19/91* to 12/31/91..........       9.31         .57             .67        1.24         .57       .05            .62       9.93
1992..........................       9.93         .71             .04         .75         .72       .06            .78       9.90
1993..........................       9.90         .65             .50        1.15         .65       .07            .72      10.33
1994..........................      10.33         .62           (1.09)       (.47)        .62        --            .62       9.24
1995..........................       9.24         .64            1.10        1.74         .64        --            .64      10.34
1996..........................      10.34         .62            (.39)        .23         .62       .02            .64       9.93
CLASS B
1/12/95* to 12/31/95..........       9.26         .54            1.10        1.64         .55        --            .55      10.35
1996..........................      10.35         .55            (.39)        .16         .55       .02            .57       9.94
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------------------------
                                                          R A T I O S / S U P P L E M E N T A L D A T A
                                -------------------------------------------------------------------------------------------------
                                                                                       RATIO TO AVERAGE NET
                                                                                          ASSETS BEFORE
                                                                   RATIO TO AVERAGE     EXPENSES WAIVED OR
                                                                     NET ASSETS++            ASSUMED
                                                                 --------------------  --------------------
                                          TOTAL                                   NET                   NET  PORTFOLIO    AVERAGE
                                         RETURN      NET ASSETS            INVESTMENT            INVESTMENT  TURNOVER  COMMISSION
                                             **   END OF PERIOD  EXPENSES      INCOME  EXPENSES      INCOME      RATE        RATE
                                            (%)  (IN THOUSANDS)       (%)         (%)       (%)         (%)       (%)         +++
---------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1/3/89* to 12/31/89...........            15.40  $       27,212       .02        3.72      1.48        2.26        49  $      N/A
1990..........................            (3.50)         55,816       .77        2.57      1.88        1.46        49         N/A
1991..........................            27.52          79,932      1.28        1.63      1.78        1.14        31         N/A
1992..........................             6.56          99,501      1.46         .95      1.73         .67        44         N/A
1993..........................             7.77         117,929      1.48         .66      1.73         .41        39         N/A
1994..........................            (3.02)        123,694      1.54         .80      1.79         .55        82         N/A
1995..........................            34.01         170,271      1.49        1.23      1.74         .98        25         N/A
1996..........................            20.55         239,851      1.44         .78      1.67         .55        45       .0689
CLASS B
1/12/95* to 12/31/95..........            32.76           5,481      2.20+        .52+     2.46+        .26+       25         N/A
1996..........................            19.71          17,012      2.22          --      2.37        (.16)       45       .0689
---------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
CLASS A
11/22/93* to 12/31/93.........              .00           1,615        --         .54+     1.78+      (1.24)+        0        N/A
1994..........................            (2.05)          5,688       .14        4.52       .96        3.70       210         N/A
1995..........................            13.50           7,017       .35        5.32      1.22        4.45        47         N/A
1996..........................             4.07           7,415       .49        5.05      1.24        4.30        82         N/A
CLASS B
1/12/95* to 12/31/95..........            12.27             378      1.35+       4.32+     2.22+       3.45+       47         N/A
1996..........................             3.17             613      1.49        4.05      1.94        3.60        82         N/A
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
CLASS A
2/19/91* to 12/31/91..........            15.70+         18,153        --        7.79+     1.48+       6.31+       51         N/A
1992..........................             7.83          37,922       .57        7.20      1.41        6.36        44         N/A
1993..........................            11.82          48,507       .86        6.27      1.40        5.73        38         N/A
1994..........................            (4.62)         46,179       .95        6.46      1.47        5.94        17         N/A
1995..........................            19.40          49,997      1.10        6.43      1.43        6.10        27         N/A
1996..........................             2.39          46,396      1.11        5.96      1.42        5.65        22         N/A
CLASS B
1/12/95* to 12/31/95..........            18.08           1,167      1.80+       5.73+     2.13+       5.40+       27         N/A
1996..........................             1.64           2,333      1.81        5.26      2.12        4.95        22         N/A
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS SERIES FUND

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------------------------
                                                                P E R S H A R E D A T A
                           -------------------------------------------------------------------------------------------------

                                        INCOME FROM INVESTMENT OPERATIONS
                                      --------------------------------------   LESS DISTRIBUTIONS
                           NET ASSET                                                  FROM                         NET ASSET
                               VALUE                NET REALIZED              --------------------                     VALUE
                           ---------         NET  AND UNREALIZED  TOTAL FROM         NET       NET                 ---------
                           BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL        END
                           OF PERIOD      INCOME     INVESTMENTS  OPERATIONS      INCOME     GAINS  DISTRIBUTIONS  OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
9/18/90* to 12/31/90.....  $    9.31  $      .09  $          .27  $      .36  $      .09  $     --  $         .09  $    9.58
1991.....................       9.58         .10            4.74        4.84         .10       .33            .43      13.99
1992.....................      13.99          --            2.41        2.41          --       .78            .78      15.62
1993.....................      15.62        (.08)           3.29        3.21          --       .83            .83      18.00
1994.....................      18.00        (.04)           (.62)       (.66)         --       .91            .91      16.43
1995.....................      16.43        (.01)           3.94        3.93          --       .73            .73      19.63
1996.....................      19.63        (.01)           2.28        2.27          --      1.17           1.17      20.73
CLASS B
1/12/95* to 12/31/95.....      16.40        (.01)           3.85        3.84          --       .73            .73      19.51
1996.....................      19.51        (.14)           2.25        2.11          --      1.17           1.17      20.45
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
4/24/90* to 12/31/90.....      11.17         .32            (.12)        .20         .32        --            .32      11.05
1991.....................      11.05         .37            1.97        2.34         .34       .12            .46      12.93
1992.....................      12.93         .27            (.41)       (.14)        .30        --            .30      12.49
1993.....................      12.49         .26             .63         .89         .26      1.24           1.50      11.88
1994.....................      11.88         .21            (.62)       (.41)        .19       .39            .58      10.89
1995.....................      10.89         .39            2.50        2.89         .37       .44            .81      12.97
1996.....................      12.97         .39             .97        1.36         .41      1.12           1.53      12.80
CLASS B
1/12/95* to 12/31/95.....      10.90         .25            2.54        2.79         .33       .44            .77      12.92
1996.....................      12.92         .32             .94        1.26         .34      1.12           1.46      12.72
----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

----------------------------------------------------------------------------------------------------------------------------------
                                                        R A T I O S / S U P P L E M E N T A L D A T A
                           -------------------------------------------------------------------------------------------------------
                                                                                     RATIO TO AVERAGE NET
                                                                                         ASSETS BEFORE
                                                              RATIO TO AVERAGE        EXPENSES WAIVED OR
                                                                NET ASSETS++                ASSUMED
                                                            ---------------------   -----------------------
                                     TOTAL                                    NET                       NET   PORTFOLIO    AVERAGE
                                    RETURN      NET ASSETS             INVESTMENT                INVESTMENT   TURNOVER  COMMISSION
                                        **   END OF PERIOD  EXPENSES       INCOME    EXPENSES        INCOME       RATE        RATE
                                       (%)  (IN THOUSANDS)       (%)          (%)         (%)           (%)        (%)         +++
----------------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
9/18/90* to 12/31/90.....            13.58+ $        1,321        --         3.93+       2.74+         1.19+         0  $      N/A
1991.....................            50.47           9,183        --         1.44        2.31          (.87)        86         N/A
1992.....................            17.26          25,814      1.06         (.05)       1.92          (.91)        88         N/A
1993.....................            20.52          59,148      1.55         (.63)       1.89          (.96)        71         N/A
1994.....................            (3.66)         89,906      1.65         (.26)       1.90          (.51)        53         N/A
1995.....................            23.92         125,331      1.60         (.08)       1.85          (.33)        80         N/A
1996.....................            11.56         158,326      1.59         (.13)       1.84          (.38)        99       .0689
CLASS B
1/12/95* to 12/31/95.....            23.42           4,566      2.33+        (.81)+      2.59+        (1.07)+       80         N/A
1996.....................            10.81          10,242      2.38         (.92)       2.55         (1.09)        99       .0689
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
4/24/90* to 12/31/90.....             2.67+         41,499        --         5.85+       2.11+         3.74+        13         N/A
1991.....................            21.51          60,888       .83         3.20        1.88          2.14         51         N/A
1992.....................            (1.00)         65,537      1.29         2.25        1.78          1.76         75         N/A
1993.....................             7.18          58,176      1.45         2.00        1.83          1.62        131         N/A
1994.....................            (3.45)         50,714      1.63         1.91        1.88          1.66        124         N/A
1995.....................            26.71          55,442      1.58         3.08        1.83          2.83        135         N/A
1996.....................            10.62          56,530      1.53         2.93        1.78          2.68        146       .0691
CLASS B
1/12/95* to 12/31/95.....            25.74             270      2.41+        2.24+       2.67+         1.98+       135         N/A
1996.....................             9.86           1,032      2.32         2.14        2.49          1.97        146       .0691
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995.

                       See notes to financial statements

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Trustees of
First Investors Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Funds (comprising First Investors Series Fund), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Funds of First Investors Series Fund at December 31, 1996, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 1997

                       This page intentionally left blank

FIRST INVESTORS SERIES FUND

TRUSTEES
-------------------------------------------

JAMES J. COY

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS SERIES FUND

SHAREHOLDER INFORMATION
-------------------------------------------
INVESTMENT ADVISER
FIRST INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

CUSTODIAN (Total Return Fund Only)
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
SERIES FUND

Blue Chip Fund
Insured Intermediate
 Tax Exempt Fund
Investment Grade Fund
Special Situations Fund
Total Return Fund

ANNUAL
REPORT



DECEMBER 31, 1996


Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

Our business is...putting investors first

The following appears on the bottom lefthand side:


FIBC103